UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22603

Name of Fund: BlackRock Municipal Target Term Trust (BTT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Target Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2014

Date of reporting period: 07/31/2014

Item 1 – Report to Stockholders

JULY 31, 2014

ANNUAL REPORT

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock Municipal Target Term Trust (BTT)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks — hardly batting an eye at a military coup in Thailand — and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.71	3.50
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2014

Municipal Market Conditions

The latter part of 2013 was a generally negative period for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January of 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the New Year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Still, for the 12-month period ended July 31, 2014, municipal bond funds saw net outflows of approximately $35 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long-end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended July 31 remained relatively strong at $303 billion (but meaningfully lower than the $364 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index Total Returns as of July 31, 2014
6 months:	4.11%
12 months:	7.38%

A Closer Look at Yields

From July 31, 2013 to July 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 90 basis points (“bps”) from 4.20% to 3.30%, while 10-year rates decreased 41 bps from 2.67% to 2.26% on and 5-year rates fell 5 bps from 1.27% to 1.22% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 78 bps and the spread between 2- and 10-year maturities flattened by 29 bps.

During the same time period, U.S. Treasury rates fell by 32 bps on 30-year and 2 bps on 10-year bonds, while moving up 37 bps in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments, which are less sensitive to interest rate movements. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 16 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”), Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	5

Trust Summary as of July 31, 2014	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Trust returned 12.80% based on market price and 16.48% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 15.36% based on market price and 15.42% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Trust’s exposure to the long end of the yield curve had a positive impact on performance. Security selection also helped performance, particularly with respect to the Trust’s holdings of high quality school district issues, which performed well amid the improvement in the State of California’s finances. The Trust’s holdings in the health care, transportation and utilities sectors also added to returns. The Trust’s use of tender option bonds amplified the positive effect of falling rates on performance.
•	The Trust’s cash reserves were generally maintained at a minimal level. However, to the extent reserves were held, the cash holdings added little in the form of additional yield and provided no price appreciation in a generally positive period for the municipal market.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2014 ($14.41)[1]	6.01%
Tax Equivalent Yield[2]	12.25%
Current Monthly Distribution per Common Share[3]	$0.0722
Current Annualized Distribution per Common Share[3]	$0.8664
Economic Leverage as of July 31, 2014[4]	36%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
6	ANNUAL REPORT	JULY 31, 2014

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.41	$13.63	5.72%	$15.18	$13.02
Net Asset Value	$15.83	$14.50	9.17%	$15.92	$13.94
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	33%	35%
Utilities	31	29
Health	11	11
State	8	5
Education	8	10
Transportation	7	9
Housing	1	1
Corporate	1	—
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	1%
2015	2
2016	3
2017	10
2018	20
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
Credit Quality Allocation[1]	7/31/14		7/31/13
AAA/Aaa	11%		9%
AA/Aa	71		72
A	18		19
BBB/Baa	—	[2]	—
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Representing less than 1% of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2014	7

Trust Summary as of July 31, 2014	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Trust returned 4.36% based on market price and 4.84% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 12.67% based on market price and 12.42% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) The municipal yield curve flattened, meaning that longer-dated yields declined more than shorter-maturity yields. In this environment, the Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
•	The Trust is scheduled to mature on or about December 31, 2020, and it therefore holds securities that will mature close to that date. Given that rates declined more for bonds on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2014 ($15.16)[1]	3.98%
Tax Equivalent Yield[2]	7.03%
Current Monthly Distribution per Common Share[3]	$0.05025
Current Annualized Distribution per Common Share[3]	$0.60300
Economic Leverage as of July 31, 2014[4]	1%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The monthly distribution per Common Share, declared on August 1, 2014, was decreased to $0.0347 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	ANNUAL REPORT	JULY 31, 2014

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$15.16	$15.12	0.26%	$15.83	$14.88
Net Asset Value	$15.42	$15.31	0.72%	$15.44	$15.04
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	32%	30%
Transportation	20	17
Health	16	13
State	14	12
Utilities	10	20
Corporate	4	4
Education	3	2
Housing	1	2
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	10%
2015	—
2016	—
2017	15
2018	11
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	2%	2%
AA/Aa	47	49
A	32	31
BBB/Baa	9	8
N/R2	10	10
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $1,703,400, representing 2%, and $3,035,830, representing 3%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2014	9

Trust Summary as of July 31, 2014	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Trust returned 15.49% based on market price and 16.06% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 14.52% based on market price and 14.95% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) The municipal yield curve flattened, meaning that longer-dated yields declined more than shorter-maturity yields. In this environment, the Trust’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance. The Trust’s longer-dated holdings in the health care, education and transportation sectors experienced strong market appreciation, aiding performance. The Trust also benefited from its holdings in the State of California, as the continued improvement in the State’s economy was a catalyst for price appreciation during the period.
•	The Trust’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Trust sold its exposure to these securities early in the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2014 ($13.48)[1]	6.44%
Tax Equivalent Yield[2]	11.38%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of July 31, 2014[4]	39%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	ANNUAL REPORT	JULY 31, 2014

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.48	$12.47	8.10%	$14.06	$11.89
Net Asset Value	$15.09	$13.89	8.64%	$15.19	$13.26
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	26%	26%
Transportation	21	14
Utilities	16	19
Health	15	16
State	11	11
Education	8	10
Tobacco	1	2
Corporate	1	1
Housing	1	1
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2014	1%
2015	—
2016	2
2017	1
2018	17
[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
Credit Quality Allocation[1]	7/31/14		7/31/13
AAA/Aaa	10%		10%
AA/Aa	56		57
A	26		28
BBB/Baa	6		4
BB/Ba	1		—
B	—	[2]	—
N/R	1		1	[3]
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Representing less than 1% of the Trust’s long-term investments.
[3]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $240,299, representing less than 1% of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2014	11

Trust Summary as of July 31, 2014	BlackRock Municipal Target Term Trust

Trust Overview

BlackRock Municipal Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Trust returned 12.78% based on market price and 24.50% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 14.52% based on market price and 14.95% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) Exposure to bonds maturing near the Trust’s maturity date in 2030 benefited performance given that the yield curve flattened, with rates falling more significantly in maturities of 20 years and longer. The income generated from coupon payments on the Trust’s portfolio of municipal bonds also contributed to performance.
•	The Trust’s modest exposure to Puerto Rico government-related credits detracted from results. Credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Trust sold its exposure to these securities early in the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of July 31, 2014 ($19.57)[1]	4.91%
Tax Equivalent Rate[2]	8.67%
Current Monthly Distribution per Common Share[3]	$0.093750
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of July 31, 2014[4]	38%
[1]	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The monthly distribution per Common Share, declared on August 1, 2014, was decreased to $0.08 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.
[4]	Represents RVMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
12	ANNUAL REPORT	JULY 31, 2014

BlackRock Municipal Target Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$19.57	$18.42	6.24%	$20.49	$16.47
Net Asset Value	$21.99	$18.75	17.28%	$22.15	$17.45
Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	22%	22%
Health	17	17
County/City/Special District/School District	13	12
Education	12	13
Corporate	11	9
Housing	9	9
Utilities	8	9
State	6	7
Tobacco	2	2
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2014	1%
2015	—
2016	1
2017	2
2018	1
[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
Credit Quality Allocation[2]	7/31/14	7/31/13
AAA/Aaa	4%	3%
AA/Aa	31	32
A	42	43
BBB/Baa	12	11
BB/Ba	3	3
B	2	3
N/R3	6	5
[2]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $483,970, representing less than 1%, and $38,601,602, representing 2%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2014	13

Trust Summary as of July 31, 2014	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Trust returned 14.60% based on market price and 16.01% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 12.38% based on market price and 13.86% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) The municipal yield curve flattened, meaning that longer-dated yields declined more than shorter-maturity yields. In this environment, the Trust’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance. The Trust’s longer-dated holdings in the health care, education and transportation sectors experienced strong market appreciation, aiding performance.
•	The Trust’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Trust sold its exposure to these securities early in the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2014 ($14.68)[1]	6.14%
Tax Equivalent Yield[2]	11.92%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of July 31, 2014[4]	39%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
14	ANNUAL REPORT	JULY 31, 2014

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.68	$13.67	7.39%	$15.47	$12.74
Net Asset Value	$15.61	$14.36	8.70%	$15.69	$13.77
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	33%	25%
Education	17	12
State	15	26
County/City/Special District/School District	13	13
Health	8	11
Corporate	8	6
Housing	6	7
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	8%
2015	—
2016	1
2017	3
2018	13
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	2%	2%
AA/Aa	40	35
A	35	40
BBB/Baa	9	9
BB/Ba	4	5
B	3	3
N/R2	7	6
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $10,254,522, representing 5%, and $8,401,509, representing 4%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2014	15

Trust Summary as of July 31, 2014	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Trust returned 11.51% based on market price and 15.98% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 12.03% based on market price and 12.89% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Trust’s exposure to lower coupon and zero coupon bonds — which experienced strong price performance due to their relatively long durations for their respective maturities —contributed positively to results. The Trust’s exposure to the long end of the yield curve also was a significant contributor to total return, as longer-dated yields declined more than shorter-maturity yields. This positioning allowed the Trust to maximize its income and also benefit from the flattening of the yield curve.
•	The Trust’s holdings in the health care, corporate and transportation sectors — the better performing areas of the market — were particularly beneficial. The Trust’s significant exposure to high-quality (A-rated) issues had a positive impact on results as the market’s strong performance during the period was concentrated in this credit quality tier. Additionally, the Trust benefited from income generated from coupon payments on its portfolio of municipal bond holdings. The use of leverage allowed the Trust to maximize its income.
•	The Trust’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities early in the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2014 ($13.79)[1]	6.00%
Tax Equivalent Yield[2]	12.14%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of July 31, 2014[4]	39%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
16	ANNUAL REPORT	JULY 31, 2014

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.79	$13.16	4.79%	$14.37	$12.17
Net Asset Value	$14.68	$13.47	8.98%	$14.74	$12.75
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	24%	23%
Education	19	16
Transportation	14	14
Utilities	13	11
Health	10	10
State	9	9
Corporate	9	10
Housing	2	7
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	5%
2015	5
2016	4
2017	12
2018	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	16%	13%
AA/Aa	39	34
A	29	35
BBB/Baa	6	8
BB/Ba	4	3
N/R2	6	7
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $2,704,682, representing 1%, and $2,500,000, representing 1%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2014	17

Schedule of Investments July 31, 2014	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California — 107.3%
Corporate — 0.7%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series A, 5.88%, 2/15/34	$680	$783,659
Series D, 5.88%, 1/01/34	2,500	2,881,100
		3,664,759
County/City/Special District/School District — 34.5%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,508,876
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 5.75%, 8/01/33	1,250	1,478,238
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/31	3,000	3,437,130
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	583,830
6.50%, 5/01/36	1,210	1,432,059
6.50%, 5/01/42	2,225	2,628,926
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,328,560
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,293,080
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,459,024
5.50%, 3/01/41	5,265	5,938,604
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	20,000	22,127,000
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,849,550
Grossmont Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/34	3,260	3,849,636
6.13%, 7/15/40	2,000	2,348,900
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,865,034
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	6,300	7,235,550
Los Angeles Community College District California, GO, Election of 2003, Series F-1, 5.00%, 8/01/33	5,000	5,615,700
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	5,065	5,821,762
Modesto Irrigation District, COP, Capital Improvements, Series A, 5.75%, 10/01/29	3,015	3,475,632
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	$6,000	$6,951,180
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,204,900
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.50%, 8/01/34	2,000	2,264,040
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	4,865	5,637,757
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,500	1,727,790
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,500	6,274,620
San Joaquin Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39 (b)	2,505	2,763,291
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	3,375	3,770,246
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,463,889
San Mateo County Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/31	8,630	9,258,178
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,455	7,382,003
5.13%, 8/01/33	10,000	11,250,600
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,617,987
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	4,000	4,757,720
Tustin Unified School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	3,907,870
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	4,925	5,627,453
Election of 2012, 5.50%, 8/01/39	2,500	2,827,500
		173,964,115
Education — 3.3%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,470,437
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,840,100
University of California, RB, Series O, 5.38%, 5/15/34	490	562,392
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	5,500	6,050,055
		16,922,984

Portfolio Abbreviations

ACA AGC AGM AMBAC AMT ARB BARB BHAC CAB CIFG
American Capital Access Corp.
Assured Guarantee Corp.
Assured Guaranty Municipal Corp.
American Municipal Bond Assurance Corp.
Alternative Minimum Tax (subject to)
Airport Revenue Bonds
Building Aid Revenue Bonds
Berkshire Hathaway Assurance Corp.
Capital Appreciation Bonds
CDC IXIS Financial Guaranty
COP EDA EDC ERB FHA GARB GO HDA HFA IDA
Certificates of Participation
Economic Development Authority
Economic Development Corp.
Education Revenue Bonds
Federal Housing Administration
General Airport Revenue Bonds
General Obligation Bonds
Housing Development Authority
Housing Finance Agency
Industrial Development Authority
IDB ISD LRB M/F MRB NPFGC PILOT RB S/F SONYMA
Industrial Development Board
Independent School District
Lease Revenue Bonds
Multi-Family
Mortgage Revenue Bonds
National Public Finance Guarantee Corp.
Payment in Lieu of Taxes
Revenue Bonds
Single-Family
State of New York Mortgage Agency

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (continued)
Health — 17.5%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
6.38%, 8/01/14 (c)	$3,095	$3,095,000
Series A, 6.00%, 8/01/30	2,300	2,778,814
Series B, 6.25%, 8/01/39	4,960	5,730,734
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,700	7,721,683
Catholic Healthcare West, Series J, 5.63%, 7/01/32	9,750	9,958,942
Children’s Hospital, Series A, 5.25%, 11/01/41	9,165	9,903,241
St. Joseph Health System, Series A, 5.75%, 7/01/39	325	376,188
Sutter Health, Series A, 5.25%, 11/15/46	5,195	5,502,752
Sutter Health, Series B, 6.00%, 8/15/42	6,015	7,199,353
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	1,000	1,147,980
Catholic Healthcare West, Series A, 6.00%, 7/01/34	4,470	5,048,105
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,550	6,158,336
Providence Health and Services, Series B, 5.00%, 10/01/44 (b)	6,000	6,644,880
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series B, 5.25%, 3/01/45	2,000	2,061,180
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,920	3,192,465
Catholic Healthcare West, Series E, 5.50%, 7/01/31	5,065	5,531,588
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,288,640
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,901,721
		88,241,602
State — 12.7%
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,000	2,399,540
6.50%, 4/01/33	1,250	1,520,563
6.00%, 4/01/38	12,670	14,910,689
State of California Public Works Board, RB:
Correctional Facility Improvements, Series A, 5.00%, 9/01/39	17,055	18,800,579
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	3,335	3,813,573
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,711,710
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,839,327
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	6,059,547
		64,055,528
Transportation — 10.7%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	8,001,247
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 5/01/33	1,440	1,594,109
Municipal Bonds	Par (000)	Value
California (continued)
Transportation (concluded)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport:
Senior Series A, 5.00%, 5/15/34	$6,650	$7,494,218
Senior Series A, 5.00%, 5/15/40	3,750	4,106,925
Sub-Series C, 5.25%, 5/15/38	1,950	2,168,166
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	2,870	3,214,716
6.25%, 3/01/34	2,650	3,065,255
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	8,983,760
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,446,820
Senior Series B, 5.75%, 7/01/39	1,850	2,110,462
Senior Series B, AMT (AGM), 5.25%, 7/01/33	3,015	3,198,523
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,580	6,384,524
		53,768,725
Utilities — 27.9%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,815,431
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/15 (c)	4,500	4,637,160
Calleguas-Las Virgenes Public Financing Authority California, RB, Calleguas Municipal Water District Project, Series A (NPFGC), 5.13%, 7/01/16 (c)	4,000	4,366,960
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series B, 5.88%, 2/15/34	525	605,031
Series D, 5.88%, 1/01/34	6,555	7,554,244
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,442,760
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/39	2,000	2,205,780
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,592,669
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series A:
5.00%, 11/01/35	10,625	11,827,325
5.00%, 11/01/37	10,000	11,084,500
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,250	4,709,467
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,270	4,983,859
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,934,517
East Bay California Municipal Utility District Water System Revenue, RB, Series A (NPFGC), 5.00%, 6/01/35	820	845,510
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 6/01/36	6,615	7,509,348
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,344,400
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	10,098,450
Series A, 5.38%, 7/01/34	3,250	3,693,723
Water Utility Improvement, Sub-Series A-2 (AGM), 5.00%, 7/01/35	2,000	2,143,160
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	4,000	4,376,440
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series A, 5.00%, 12/01/44	6,000	6,748,380

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/34	$11,020	$12,574,812
State of California Department of Water Resources, Refunding RB, Central Valley Project, Series A-E, 5.00%, 12/01/29	6,000	6,830,880
		140,924,806
Total Municipal Bonds in California		541,542,519

Multi-State — 1.6%
Housing — 1.6%
Centerline Equity Issuer Trust (d)(e):
Series A-4-1, 5.75%, 5/15/15	500	517,275
Series A-4-2, 6.00%, 5/15/19	1,000	1,154,110
Series B-2, 7.20%, 11/15/14	3,500	3,552,780
Series B-3-1, 6.00%, 5/15/15	1,500	1,552,050
Series B-3-2, 6.30%, 5/15/19	1,000	1,166,030
Total Municipal Bonds in Multi-State		7,942,245
Total Municipal Bonds — 108.9%		549,484,764

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 45.1%
County/City/Special District/School District — 16.2%
Los Angeles Community College District California, GO, Series A:
Election of 2001 (AGM), 5.00%, 8/01/32	8,000	8,843,280
Election of 2008, Series C, 5.25%, 8/01/39 (g)	12,900	14,809,716
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/33	20,131	24,039,930
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,612,650
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	10,484	12,076,628
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	14,625	16,383,888
		81,766,092
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California (concluded)
Education — 8.5%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (g)	$10,395	$11,726,599
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/33	13,095	13,994,704
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	2,600	2,800,018
Series O, 5.75%, 5/15/34	12,300	14,400,061
		42,921,382
Utilities — 20.4%
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	14,700	15,950,235
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/39	10,480	11,753,530
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	10,040	11,125,424
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	20,132,388
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	17,488,904
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	12,232,150
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	14,124,669
		102,807,300
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.1%		227,494,774
Total Long-Term Investments (Cost — $704,601,238) — 154.0%		776,979,538

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (a)(h)	540,673	540,673
	Par (000)
California School Cash Reserve Program Authority, RB, Series G, 2.00%, 2/27/15 (a)	$1,665	1,679,688
Total Short-Term Securities (Cost — $2,220,361) — 0.4%		2,220,361
Total Investments (Cost — $706,821,599) — 154.4%		779,199,899
Other Assets Less Liabilities — 0.7%		3,353,460
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.1%)		(106,722,227)
VMTP Shares, at Liquidation Value — (34.0%)		(171,300,000)
Net Assets Applicable to Common Shares — 100.0%		$504,531,132

Notes to Schedule of Investments

(a)	Represents the current yield as of report date.
(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Merrill Lynch, Pierce, Fenner & Smith Inc.	$5,659,223	$101,189
Morgan Stanley & Co. LLC	985,657	(9,750)
RBC Capital Markets, LLC	2,763,291	—
(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to August 1, 2018 is $14,008,480.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF California Municipal Money Fund	1,269,184	(728,511)	540,673	—
•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(319)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$39,750,391	$76,811
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$776,979,538	—	$776,979,538
Short-Term Securities	$540,673	1,679,688	—	2,220,361
Total	$540,673	$778,659,226	—	$779,199,899
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$76,811	—	—	$76,811
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	21

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$436,000	—	—	$436,000
Liabilities:
TOB trust certificates	—	$(106,697,554)	—	(106,697,554)
VMTP Shares	—	(171,300,000)	—	(171,300,000)
Total	$436,000	$(277,997,554)	—	$(277,561,554)
There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Florida — 98.9%
Corporate — 4.1%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,151,820
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,365,500
		3,517,320
County/City/Special District/School District — 31.6%
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,736,120
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,325,960
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,841,400
County of Hillsborough Florida, RB, (AMBAC), 5.00%, 11/01/20	5,545	6,214,337
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/21	4,000	4,538,560
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,008,370
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	573,930
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series A, 6.10%, 5/01/23	3,015	2,304,214
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 12/31/49 (a)(b)	2,425	1,809,195
Watergrass Community Development District Florida, Special Assessment Bonds, Series B, 5.13%, 11/01/14	800	771,072
		27,123,158
Education — 2.9%
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	821,410
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	500	568,980
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,123,990
		2,514,380
Health — 15.7%
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,517,665
County of Hillsborough Florida IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/22	1,500	1,610,940
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/17 (c)	1,500	1,703,400
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/15	200	203,046
3.00%, 6/01/16	140	142,925
3.00%, 6/01/17	190	196,747
3.25%, 6/01/18	195	203,580
3.50%, 6/01/19	200	209,326
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	4,735	5,209,447
Municipal Bonds	Par (000)	Value
Florida (concluded)
Health (concluded)
County of Palm Beach Florida Health Facilities Authority, Refunding RB (concluded):
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	$1,285	$1,490,150
		13,487,226
Housing — 0.9%
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	220	224,365
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.70%, 7/01/22	445	457,081
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.63%, 10/01/39	130	131,222
		812,668
State — 13.8%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,212,771
4.00%, 10/01/20	1,105	1,215,390
4.00%, 10/01/21	500	545,830
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (d)	4,000	3,380,840
Series B-2 (AGM), 4.00%, 10/01/20	655	716,190
State of Florida Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	1,000	1,189,750
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,536,520
		11,797,291
Transportation — 20.5%
County of Broward Florida, Refunding ARB, Series P-1, AMT, 5.00%, 10/01/20	2,500	2,925,475
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	180,219
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,897,950
County of Lee Florida Transportation Facilities, Refunding RB, Series B (AMBAC):
5.00%, 10/01/20	2,250	2,265,638
5.00%, 10/01/22	3,000	3,019,800
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,604,240
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,763,190
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	647,686
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,335,061
Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	922,626
		17,561,885
Utilities — 9.4%
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,392,408
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,731,960
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	581,813
Florida Governmental Utility Authority, Refunding RB, Lehigh Utility (AGM), 5.00%, 10/01/20	635	731,151
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	530	598,471
		8,035,803
Total Municipal Bonds in Florida		84,849,731

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	23

Schedule of Investments (continued)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Guam — 0.6%
Utilities — 0.6%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	$100	$114,475
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	359,740
Total Municipal Bonds in Guam		474,215
Total Municipal Bonds — 99.5%		85,323,946

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Florida — 0.3%
Housing — 0.3%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	285	294,758
Total Long-Term Investments (Cost — $81,817,798) — 99.8%		85,618,704
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	123,907	$123,907
Total Short-Term Securities (Cost — $123,907) — 0.2%		123,907
Total Investments (Cost — $81,941,705) — 100.0%		85,742,611
Other Assets Less Liabilities — 0.9%		820,927
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.2%)		(190,095)
AMPS, at Redemption Value — (0.7%)		(625,000)
Net Assets Applicable to Common Shares — 100.0%		$85,748,443

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:
Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	2,293,772	(2,169,865)	123,907	$857
(g)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$85,618,704	—	$85,618,704
Short-Term Securities	$123,907	—	—	123,907
Total	$123,907	$85,618,704	—	$85,742,611
[1]	See above Schedule of Investments for values in each sector.

The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, TOB trust certificates of $190,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	25

Schedule of Investments July 31, 2014	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$275	$300,548
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	330	244,880
California — 15.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,483,452
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	987,553
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	775	914,663
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,750	1,963,587
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,825,344
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,275	1,529,707
State of California Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	400	457,400
Various Capital Projects, Series I, 5.50%, 11/01/31	1,600	1,889,888
Various Capital Projects, Series I, 5.50%, 11/01/33	1,500	1,773,075
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	300	349,431
University of California, Refunding RB, Medical Center Regents, Series J, 5.25%, 5/15/38	1,780	2,016,704
		15,190,804
Colorado — 2.3%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,000	1,118,350
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	1,095	1,247,172
		2,365,522
Florida — 6.0%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	265	297,547
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	3,800	4,356,206
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	570	639,221
Watergrass Community Development District Florida, Special Assessment Bonds, Series B, 5.13%, 11/01/14	800	771,072
		6,064,046
Georgia — 1.8%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,845,902
Illinois — 22.8%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	2,955	3,535,362
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax, 5.25%, 1/01/38	500	535,445
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	1,000	1,031,250
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	1,060	1,165,343
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,087,990
Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,083,340
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB (concluded):
Sales Tax Receipts, 5.00%, 12/01/44	$600	$641,430
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,117,480
5.25%, 12/01/43	3,500	3,781,155
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,134,080
Rush University Medical Center, Series B, 7.25%, 11/01/30	1,600	1,909,536
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,900	2,193,512
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	802,677
6.00%, 6/01/28	195	226,964
State of Illinois, GO:
5.25%, 2/01/31	475	500,042
5.25%, 2/01/32	1,000	1,047,220
5.50%, 7/01/33	1,000	1,068,200
5.50%, 7/01/38	210	222,428
		23,083,454
Indiana — 2.5%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,496,924
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	1,600	1,802,544
Kentucky — 0.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	500	591,055
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	715	820,806
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	600	656,328
		1,477,134
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,466,494
Massachusetts — 1.1%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/38	1,000	1,132,780
Michigan — 3.5%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	915	1,062,480
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,147,790
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	995	1,283,341
		3,493,611
Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,300,080
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,133,280
		2,433,360
Nevada — 5.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,600	1,858,192

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Nevada (concluded)
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	$1,000	$1,081,780
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,825	2,114,883
		5,054,855
New Jersey — 4.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,140	1,216,049
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,295	1,504,971
Series AA, 5.50%, 6/15/39	1,485	1,641,742
		4,362,762
New York — 5.8%
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,137,630
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	980	1,078,931
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,679,618
		5,896,179
Ohio — 3.5%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	1,565	1,683,502
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	790	894,391
5.25%, 2/15/31	885	996,359
		3,574,252
Pennsylvania — 5.0%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	573,165
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	1,250	1,392,150
6.00%, 12/01/41	1,500	1,634,625
State of Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	360	394,358
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,107,100
		5,101,398
South Carolina — 1.4%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,190	1,368,857
Texas — 12.5%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	1,670	1,860,814
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	745	846,834
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/35	890	1,017,697
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,905	2,278,913
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (a)	90	107,231
5.50%, 5/15/33	1,910	2,097,295
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,000	1,137,920
North Texas Tollway Authority, Refunding RB, 1st Tier System, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,139,120
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	340	385,567
Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	$1,505	$1,766,735
		12,638,126
Virginia — 1.5%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	280	308,372
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,233,120
		1,541,492
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	1,675	1,785,986
Total Municipal Bonds — 104.1%		105,312,965

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 19.4%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (c)	1,995	2,250,560
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,596,008
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (c)	2,630	3,019,345
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	3,898	4,655,200
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	449,012
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	4,214	4,894,642
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,756,105
		19,620,872
District of Columbia — 3.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (c)	1,395	1,639,632
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	1,799	2,027,813
		3,667,445
Illinois — 3.2%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	2,800	3,219,860
Nevada — 5.2%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,500	2,902,050
Series B, 5.50%, 7/01/29	1,994	2,337,151
		5,239,201
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (c)	1,094	1,243,496
New Jersey — 3.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,201,220
Series B, 5.25%, 6/15/36 (c)	1,640	1,783,977
		3,985,197
New York — 13.2%
City of New York New York Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,613,109

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	27

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	$1,500	$1,632,610
Series FF-2, 5.50%, 6/15/40	1,995	2,281,907
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,678,946
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	2,205	2,429,645
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	1,300	1,457,352
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	2,000	2,264,380
		13,357,949
Texas — 5.4%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	2,025	2,296,065
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	3,151,748
		5,447,813
Municipal Bonds	Par (000)	Value
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$899	$998,956
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 56.1%		56,780,789
Total Long-Term Investments (Cost — $145,583,866) — 160.2%		162,093,754

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	1,298,709	1,298,709
Total Short-Term Securities (Cost — $1,298,709) — 1.3%		1,298,709
Total Investments (Cost — $146,882,575) — 161.5%		163,392,463
Other Assets Less Liabilities — 1.6%		1,658,663
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.3%)		(29,688,361)
VRDP Shares, at Liquidation Value — (33.8%)		(34,200,000)
Net Assets Applicable to Common Shares — 100.0%		$101,162,765

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $7,865,394.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	4,710,703	(3,411,994)	1,298,709	$626
(e)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(64)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$7,975,000	$27,410
•
Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$162,093,754	—	$162,093,754
Short-Term Securities	$1,298,709	—	—	1,298,709
Total	$1,298,709	$162,093,754	—	$163,392,463
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$27,410	—	—	$27,410
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$88,000	—	—	$88,000
Liabilities:
TOB trust certificates	—	$(29,682,276)	—	(29,682,276)
VRDP Shares	—	(34,200,000)	—	(34,200,000)
Total	$88,000	$(63,882,276)	—	$(63,794,276)
There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	29

Schedule of Investments July 31, 2014	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.6%
City of Phenix Alabama IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, 3.63%, 5/15/30	$5,850	$5,440,617
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	1,000	1,008,900
5.25%, 1/01/20	1,000	1,008,900
5.50%, 1/01/21	1,200	1,210,680
5.50%, 1/01/22	1,105	1,114,834
		9,783,931
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	8,160	7,610,914
Arizona — 1.1%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	6,764,273
Series B, 5.00%, 2/01/33	1,810	1,933,967
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	700	752,962
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	735	726,305
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	929,400
Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (a)	750	791,122
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	5,999,820
		17,897,849
California — 23.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Odd Fellows Home California, Series A, 5.00%, 4/01/32	4,500	4,993,560
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub Lien, Series A (AMBAC), 0.00%, 10/01/30 (b)	10,530	4,761,561
Anaheim California Public Financing Authority, Refunding RB, Electric Distribution System, Series A, 4.00%, 10/01/31	17,080	17,595,645
California Health Facilities Financing Authority, Refunding RB, Adventist Health System/West, Series A:
4.00%, 3/01/27	4,270	4,420,603
4.00%, 3/01/28	8,490	8,726,022
4.00%, 3/01/33	61,485	61,164,048
California HFA, RB, S/F Housing, Home Mortgage, Series I, AMT, 4.70%, 8/01/26	10,000	10,123,800
California Municipal Finance Authority, RB, Biola University:
4.00%, 10/01/27	750	756,570
5.00%, 10/01/29	660	718,654
5.00%, 8/15/30	1,000	1,098,490
5.00%, 10/01/30	500	540,820
4.00%, 10/01/33	2,500	2,406,675
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT, 5.00%, 7/01/30 (a)	18,845	19,637,998
California State Public Works Board, RB:
Judicial Council Projects, Series A, 5.00%, 3/01/31	5,000	5,591,100
Judicial Council Projects, Series A, 5.00%, 3/01/32	5,000	5,579,250
Judicial Council Projects, Series A, 5.00%, 3/01/33	5,220	5,796,027
Series D, 5.00%, 9/01/29	2,850	3,206,278
Series D, 5.00%, 9/01/30	2,620	2,927,771
Municipal Bonds	Par (000)	Value
California (continued)
California State Public Works Board, RB (concluded):
Series D, 5.00%, 9/01/31	$2,905	$3,224,521
Series D, 5.00%, 9/01/32	6,060	6,703,996
Series E, 5.00%, 9/01/29	2,355	2,649,399
Series E, 5.00%, 9/01/30	2,475	2,765,738
Series E, 5.00%, 9/01/31	2,600	2,885,974
Series E, 5.00%, 9/01/32	2,280	2,522,296
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A:
5.00%, 10/01/23	1,500	1,627,200
5.00%, 10/01/28	650	687,902
5.00%, 10/01/33	2,275	2,337,790
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/27	500	536,830
Episcopal Communities & Services, 5.00%, 5/15/32	1,000	1,057,380
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,610,775
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 8/01/29	18,500	21,179,540
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,093,170
5.00%, 8/01/29	1,300	1,415,245
5.00%, 8/01/33	1,335	1,434,938
Corona-Norco Unified School District, Refunding, Special Tax Bonds, Senior Lien, Series A, 5.00%, 9/01/32	1,250	1,321,925
County of Los Angeles California Public Works Financing Authority, Refunding RB, Multiple Capital Projects II:
5.00%, 8/01/30	2,500	2,781,825
5.00%, 8/01/31	3,000	3,320,460
5.00%, 8/01/32	3,000	3,305,040
5.00%, 8/01/33	2,500	2,745,050
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/30	1,200	1,367,604
5.00%, 11/01/31	1,500	1,697,835
5.00%, 11/01/32	1,500	1,689,705
5.00%, 11/01/33	1,200	1,346,232
El Camino Community College District, GO, CAB, Election of 2002, Series C (b):
0.00%, 8/01/30	9,090	4,778,249
0.00%, 8/01/31	12,465	6,210,936
0.00%, 8/01/32	17,435	8,309,172
Escondido Union High School District, GO, CAB, Election of 2008, Series A (AGC) (b):
0.00%, 8/01/32	1,675	767,920
0.00%, 8/01/33	2,865	1,227,767
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 6/01/30	1,500	1,652,850
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/32 (b)	29,015	12,864,381
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFUEL Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	5,297,200
5.00%, 1/01/32	4,110	4,360,546
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,072,825

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (concluded)
Poway Unified School District, GO, CAB, Election of 2008, Series A (b):
0.00%, 8/01/27	$10,000	$5,958,100
0.00%, 8/01/30	10,000	5,070,500
0.00%, 8/01/32	12,500	5,720,625
Poway Unified School District Public Financing Authority, Refunding, Special Tax Bonds:
5.00%, 9/15/26	935	1,052,511
5.00%, 9/15/29	1,205	1,333,164
5.00%, 9/15/32	995	1,076,709
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	10,069,700
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series A, 5.00%, 12/01/30	2,000	2,340,220
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	15,660	16,150,001
4.00%, 8/01/32	17,010	17,450,049
4.00%, 8/01/33	5,665	5,789,743
San Diego Community College District, GO, Election of 2006, 0.00%, 8/01/30 (b)	5,000	2,371,750
Westlands California Water District, Refunding RB, Series A (AGM):
5.00%, 9/01/30	1,000	1,115,970
5.00%, 9/01/31	1,000	1,107,010
5.00%, 9/01/32	1,000	1,101,830
		360,602,970
Colorado — 6.0%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	771,694
5.50%, 12/01/29	750	849,990
5.38%, 12/01/33	1,500	1,669,755
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series B, 4.00%, 11/15/31	37,090	37,743,526
City of Commerce Colorado-Northern Infrastructure General Improvement District, GO, Refunding, Improvement (AGM):
5.00%, 12/01/26	2,770	3,111,929
5.00%, 12/01/28	1,560	1,734,954
5.00%, 12/01/29	1,070	1,182,649
5.00%, 12/01/31	500	552,260
5.00%, 12/01/32	800	880,584
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23	1,000	987,680
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 8/15/30	1,000	1,086,310
Colorado Health Facilities Authority, Refunding RB, Covenant Retirement Communities, Series A:
4.50%, 12/01/33	4,595	4,388,868
5.00%, 12/01/33	3,000	3,107,310
Denver West Metropolitan District, GO, Refunding, Series A (AGM), 4.00%, 12/01/32	6,250	6,347,250
Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds:
4.10%, 12/01/24	5,080	4,991,557
4.20%, 12/01/25	5,280	5,195,520
4.50%, 12/01/30	4,305	4,241,114
State of Colorado, COP, Refunding, Fitzsimons Academic Projects, 4.00%, 11/01/30	12,675	13,050,180
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	507,212
		92,400,342
Municipal Bonds	Par (000)	Value
Connecticut — 1.4%
City of Hartford Connecticut, GO, Refunding, Series A:
4.00%, 4/01/29	$8,390	$8,625,004
4.00%, 4/01/32	1,500	1,515,285
Connecticut HFA, Refunding RB, M/F Housing Mortgage Finance Program, Sub-Series F-1, 3.00%, 11/15/32	12,020	11,181,965
		21,322,254
District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, 6.00%, 7/01/33	1,700	1,943,236
Florida — 10.4%
City of North Miami Beach Florida, Refunding RB:
4.00%, 8/01/27	3,325	3,485,298
5.00%, 8/01/29	3,650	4,026,461
5.00%, 8/01/30	4,020	4,414,040
5.00%, 8/01/31	4,235	4,625,509
5.00%, 8/01/32	4,445	4,832,382
City of Tampa Florida, Refunding RB, Series A:
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/29	6,000	6,168,060
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/30	6,395	6,538,696
H Lee Moffitt Cancer Center Project, 4.00%, 9/01/33	10,000	9,973,200
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc., 6.00%, 11/15/29	5,000	5,286,550
County of Broward Florida, RB, Fort Lauderdale Fuel System Revenue, AMT:
5.00%, 4/01/30	600	639,024
5.00%, 4/01/33	740	783,697
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	7,300	7,315,111
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	5,250	5,283,758
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A:
4.00%, 4/01/31	2,930	2,955,550
4.00%, 4/01/32	1,000	1,004,330
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Sub-Series B, 5.00%, 10/01/32	10,000	10,967,700
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A:
5.00%, 7/01/30	5,530	6,107,111
5.00%, 7/01/31	5,000	5,489,150
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 5/01/32	10,000	10,816,000
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (b):
0.00%, 6/01/25	2,155	1,533,757
0.00%, 6/01/26	2,655	1,793,240
0.00%, 6/01/27	3,095	1,963,035
0.00%, 6/01/28	3,795	2,286,601
0.00%, 6/01/29	3,795	2,169,981
0.00%, 6/01/30	2,000	1,060,700
0.00%, 6/01/31	1,295	648,989
0.00%, 6/01/32	2,495	1,186,847
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,185,888
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	1,976,360

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	31

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Florida (concluded)
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/29	$4,685	$4,778,606
4.50%, 11/01/30	2,895	2,940,712
4.50%, 11/01/31	3,200	3,223,936
4.50%, 11/01/32	2,300	2,307,728
4.50%, 11/01/33	2,080	2,084,139
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,360,844
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Phase I:
3.50%, 5/01/28	6,185	6,006,872
4.00%, 5/01/33	1,235	1,223,675
4.00%, 5/01/34	2,590	2,548,146
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	3,555	3,603,561
5.00%, 5/01/32	5,985	5,946,277
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,400	6,412,416
		161,953,937
Georgia — 0.8%
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 3.45%, 12/01/32	12,050	11,856,236
Guam — 0.7%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/30	10,000	11,072,000
Idaho — 0.7%
Idaho Housing & Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	10,246,600
Illinois — 14.2%
Chicago Midway International Airport, Refunding RB, AMT, Series A, 5.00%, 1/01/33	5,000	5,292,350
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB:
5.00%, 1/01/30	2,730	2,964,698
5.00%, 1/01/32	2,000	2,155,580
City of Chicago Illinois, GO:
CAB (NPFGC), 0.00%, 1/01/27 (b)	5,000	2,818,600
Project, Series A, 5.00%, 1/01/33	10,000	10,185,600
City of Chicago Illinois, Refunding RB, GO, Series A, 5.25%, 1/01/30	6,000	6,332,640
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	10,166,566
4.00%, 1/01/32	10,790	10,511,942
4.00%, 1/01/33	11,220	10,808,338
4.00%, 1/01/35	9,135	8,681,265
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	5,000	4,988,050
4.00%, 1/01/29	28,425	27,699,878
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,679,227
4.00%, 12/01/31	1,715	1,766,433
4.00%, 12/01/32	1,800	1,843,542
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,055,730
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, CAB, Refunding, Series B (b):
0.00%, 1/01/29	6,920	3,674,105
0.00%, 1/01/30	5,680	2,826,084
0.00%, 1/01/31	13,330	6,412,796
0.00%, 1/01/32	16,500	7,258,185
Municipal Bonds	Par (000)	Value
Illinois (concluded)
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding, Series A, 5.00%, 1/01/31	$16,300	$17,894,140
Illinois Finance Authority, RB, 6.00%, 9/01/32	1,620	1,765,427
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	4,835	5,053,445
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,514,126
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	4,900	5,005,350
Northwestern Memorial Healthcare, 4.00%, 8/15/33	7,665	7,791,473
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	11,031,570
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,305	9,527,483
4.00%, 2/01/30	9,835	10,005,342
		220,709,965
Indiana — 2.9%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 8/01/33	8,500	8,788,320
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	2,250	2,489,265
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	22,167,360
Earlham College Project, 5.00%, 10/01/32	11,255	11,776,557
		45,221,502
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	19,289,950
5.25%, 12/01/25	14,345	15,118,626
		34,408,576
Kentucky — 0.1%
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CAB-1st Tier-DownTown Crossing Project, Series C, 0.00%, 7/01/33 (c)	1,500	995,640
Kentucky Public Transportation Infrastructure Authority, RB, CAB-1st Tier-DownTown Crossing Project, Series B, 0.00%, 7/01/30 (b)	1,230	499,774
		1,495,414
Louisiana — 3.2%
City of New Orleans Louisiana, Refunding RB:
5.00%, 12/01/27	1,500	1,666,575
5.00%, 12/01/29	1,000	1,097,230
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/27	3,770	4,227,489
5.00%, 7/01/28	4,420	4,916,764
5.00%, 7/01/29	3,000	3,305,790
5.00%, 7/01/30	5,000	5,493,700
5.00%, 7/01/31	5,105	5,568,534
5.00%, 7/01/32	3,000	3,277,140
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	314,601
5.00%, 4/01/32	1,000	1,044,250
5.00%, 4/01/33	1,575	1,641,245
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,121,215

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	$3,425	$3,675,025
5.25%, 5/15/32	4,375	4,650,319
5.25%, 5/15/33	4,750	5,026,355
5.25%, 5/15/35	1,500	1,594,020
		49,620,252
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Medical Center Obligation:
5.00%, 7/01/25	1,250	1,399,650
5.00%, 7/01/26	1,000	1,105,550
5.00%, 7/01/27	1,000	1,093,170
3.75%, 7/01/28	1,000	976,620
5.00%, 7/01/33	5,000	5,302,400
Maine State Housing Authority, Refunding RB, S/F Housing, Series B, 3.45%, 11/15/32	12,000	11,744,160
		21,621,550
Maryland — 0.4%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	5,000	5,458,300
Salisbury University Project, 5.00%, 6/01/34	500	526,220
		5,984,520
Massachusetts — 1.4%
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	10,000	10,791,400
Massachusetts HFA, Refunding RB, S/F Housing, Series 163, AMT, 4.00%, 12/01/33	11,425	10,919,672
		21,711,072
Michigan — 0.9%
Michigan Finance Authority, Refunding RB:
Holland Community Hospital, Series A, 5.00%, 1/01/33	750	796,515
Oakwood Obligation Group, 5.00%, 8/15/30	4,105	4,472,233
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	9,195	9,281,433
		14,550,181
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	1,959,710
St. Lewis College of Pharmacy Project, 5.00%, 5/01/30	3,000	3,196,650
		5,156,360
Nebraska — 1.2%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	7,734,133
Gas Project No. 3, 5.00%, 9/01/32	9,500	10,191,030
		17,925,163
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Concord Hospital, Series A:
5.00%, 10/01/26	1,075	1,190,648
5.00%, 10/01/27	1,180	1,299,440
4.00%, 10/01/33	3,500	3,485,930
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/33	4,350	4,476,106
4.00%, 8/01/35	4,745	4,836,199
		15,288,323
New Jersey — 11.5%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 12/01/24	1,500	1,640,355
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	$12,230	$12,600,569
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	1,740	1,842,469
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,315	1,396,911
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	5,161,950
New Jersey EDA, Refunding RB:
4.25%, 6/15/27	16,500	16,879,500
Cigarette Tax, 5.00%, 6/15/26	10,610	11,675,562
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,564,126
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,423,250
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health, Series A, 4.00%, 7/01/26	3,000	3,102,900
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT:
4.10%, 11/01/28	15,800	15,966,532
4.35%, 11/01/33	7,315	7,370,082
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 0.00%, 12/15/28 (b)	66,000	34,766,820
CAB, Series A, 0.00%, 12/15/29 (b)	18,000	8,892,900
Series AA, 4.00%, 6/15/30	13,315	13,467,057
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	5,744,300
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	6,950	6,816,074
4.63%, 6/01/26	22,460	19,403,643
		178,715,000
New Mexico — 1.1%
New Mexico Educational Assistance Foundation, RB, AMT:
Education Loan Series A-1, 3.75%, 9/01/31	6,250	6,042,750
Education Loan Series A-2, 3.80%, 11/01/32	5,850	5,660,869
Education Loan Series A-2, 3.80%, 9/01/33	5,000	4,840,000
		16,543,619
New York — 7.2%
Build NYC Resource Corp., RB, Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	3,530	3,213,641
Housing Development Corp., RB, M/F Housing, Series K-1:
3.40%, 11/01/30	8,070	7,882,130
3.50%, 11/01/32	5,865	5,702,540
Housing Development Corp., Refunding RB, M/F Housing:
Series L-1, 3.40%, 11/01/30	1,580	1,543,218
Series L-1, 3.50%, 11/01/32	1,160	1,127,868
Series L-2-A, 3.60%, 11/01/33	11,000	10,745,240
Metropolitan Transportation Authority, Refunding RB, Series F, 5.00%, 11/15/30	25,000	27,982,000
New York Mortgage Agency, Refunding RB, Series 48, 3.45%, 10/01/33	3,500	3,436,230
New York State HFA, RB, M/F Affordable Housing (SONYMA), Series F:
3.05%, 11/01/27	4,020	3,861,733
3.45%, 11/01/32	5,235	5,082,557
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24	3,000	3,022,140

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	33

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (concluded)
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	$9,215	$8,842,161
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series A (b):
0.00%, 11/15/29	17,810	9,893,989
0.00%, 11/15/30	25,215	13,329,405
0.00%, 11/15/31	5,000	2,501,550
TSASC Inc., Refunding RB, 5.00%, 6/01/26	4,000	3,721,960
		111,888,362
North Carolina — 1.2%
City of Charlotte North Carolina, Refunding RB, Charlotte-Douglas International Airport, Special Facilities Revenue, US Airways, Inc. Project, AMT, 5.60%, 7/01/27	15,000	15,004,650
North Carolina Medical Care Commission, RB, Mission Health Combined Group, 4.63%, 10/01/30	2,000	2,092,900
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,870,927
		18,968,477
North Dakota — 0.1%
North Dakota HFA, RB, M/F Housing, Series A, 3.60%, 7/01/32	2,330	2,372,336
Ohio — 0.4%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	521,505
5.63%, 7/01/32	1,000	1,043,710
Ohio State University, RB, General Receipts Special Purpose, Series A, 4.00%, 6/01/31	4,220	4,382,217
		5,947,432
Oklahoma — 0.2%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	1,050	941,000
5.00%, 4/01/29	1,500	1,296,840
5.00%, 4/01/33	1,050	882,021
		3,119,861
Pennsylvania — 9.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,195,567
5.00%, 5/01/28	5,000	5,289,100
5.00%, 5/01/29	3,745	3,941,201
5.00%, 5/01/30	5,300	5,549,100
Beaver County Industrial Development Authority, Refunding RB, Series B, 3.50%, 12/01/35 (d)	4,540	4,594,889
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Asbury Pennsylvania Obligated Group:
5.00%, 1/01/22	750	792,765
5.25%, 1/01/27	1,275	1,316,017
5.25%, 1/01/32	3,350	3,387,788
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 7/01/33	27,535	27,589,795
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, 5.00%, 6/01/31	5,000	5,392,400
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,680,675
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,250	13,887,722
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., AMT:
Series A, 6.25%, 11/01/27	$6,520	$6,522,412
Series B, 6.13%, 11/01/27	3,000	3,000,780
Pennsylvania HFA, RB, S/F Housing, Series 114, 3.30%, 10/01/32	20,500	19,369,630
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,412,960
Pennsylvania Higher Educational Facilities Authority, Refunding RB, La Salle University, 4.00%, 5/01/32	3,000	2,858,190
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,510,580
5.00%, 4/01/28	8,000	8,682,720
5.00%, 4/01/29	6,000	6,470,520
5.00%, 4/01/30	5,500	5,908,595
Township of East Hempfield Pennsylvania IDA, RB, Student Services Incorporate Student Housing, 5.00%, 7/01/30	1,280	1,339,942
		145,693,348
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, Bon Secours Health System, Inc., 5.00%, 5/01/28	2,000	2,032,440
South Dakota — 0.0%
Educational Enhancement Funding Corp., Refunding RB, Series B, 5.00%, 6/01/27	650	708,799
Tennessee — 0.1%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.00%, 1/01/33	1,500	1,610,685
Texas — 16.1%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, Series A, 5.00%, 1/01/33	1,260	1,334,012
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A:
4.00%, 9/01/30	11,170	11,478,404
4.00%, 9/01/31	11,220	11,459,996
City of Houston Texas Airport System, Refunding RB, United Airlines, Inc. Terminal E Project, AMT:
4.75%, 7/01/24	3,335	3,430,848
5.00%, 7/01/29	2,665	2,689,598
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	1,915,881
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A:
3.10%, 12/01/22	1,050	994,277
3.95%, 12/01/32	1,800	1,624,950
County of Harris Texas, Refunding RB, Toll Road Senior Lien, Series C, 4.00%, 8/15/33	12,325	12,502,727
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 1/01/28	500	555,950
6.38%, 1/01/33	460	511,005
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	1,068,113
Memorial Hermann Health System, 4.00%, 12/01/31	20,000	20,282,600
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,621,050
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	3,159,570

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	$31,120	$32,355,464
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	10,285,600
Series B-2, 4.00%, 6/01/30	12,895	12,789,777
County of Midland Texas Fresh Water Supply District No. 1, RB, City of Midland Project, Series A:
CAB, 0.00%, 9/15/31 (b)	6,235	3,001,404
CAB, 0.00%, 9/15/32 (b)	15,135	6,856,760
5.00%, 9/15/31	2,435	2,749,943
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,540,315
4.00%, 11/15/32	15,420	15,443,438
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/33	5,000	5,523,750
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	5,750	6,028,760
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services:
4.00%, 5/15/31	9,970	10,123,040
4.00%, 5/15/32	10,635	10,733,799
New Hope Cultural Education Facilities Corp., RB:
5.00%, 4/01/29	1,290	1,402,217
5.00%, 4/01/29	725	780,803
Stephenville LLC Tarleton State University Project, Series A, 5.38%, 4/01/28	1,150	1,248,992
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,709,888
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	955	954,608
5.50%, 1/01/32	1,000	1,008,430
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	25,000	26,507,000
Natural Gas Utility Improvements, 5.00%, 12/15/30	18,000	19,255,860
		248,928,829
US Virgin Islands — 0.7%
Virgin Islands Public Finance Authority, Refunding RB, Gross Receipts Taxes Loan Note, Series A, 5.00%, 10/01/32	10,000	10,726,300
Utah — 0.8%
County of Salt Lake Utah Housing Authority, RB, M/F Housing, Liberty Village Apartments Project (Freddie Mac), 3.38%, 8/01/28	12,000	12,025,680
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,453,736
Virginia — 4.9%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A:
4.00%, 12/01/22	505	509,616
4.50%, 12/01/32	2,840	2,760,338
5.00%, 12/01/32	2,000	2,046,300
County of Fairfax Virginia IDA, Refunding RB, Inova Health System, Series D, 4.00%, 5/15/29	5,325	5,590,185
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	2,811,510
4.50%, 7/01/32	1,100	1,013,320
Municipal Bonds	Par (000)	Value
Virginia (concluded)
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/33	$15,445	$15,595,743
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	483,970
Virginia HDA, RB, Remarketing:
M/F Housing, Sub-Series C-2, 3.00%, 4/01/31	23,175	21,525,635
S/F Housing, Sub-Series C-3, 3.25%, 4/01/31	21,500	19,502,435
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,042,913
		75,881,965
Washington — 3.2%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,034,123
5.00%, 9/01/27	1,000	1,002,920
5.25%, 9/01/32	1,850	1,874,216
Port of Seattle Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,004,550
Spokane Public Facilities District, Refunding RB, Series B:
4.50%, 12/01/30	5,370	5,612,670
5.00%, 12/01/32	5,895	6,379,923
5.00%, 9/01/33	4,665	5,034,235
State of Washington, COP, State and Local Agency Real and Personal Property, Series B:
4.00%, 7/01/29	3,605	3,764,125
4.00%, 7/01/30	4,290	4,455,165
4.00%, 7/01/31	4,470	4,620,147
4.00%, 7/01/32	4,590	4,721,779
Washington State Housing Finance Commission, Refunding RB:
Emerald Heights Project, 5.00%, 7/01/28	1,000	1,066,620
Emerald Heights Project, 5.00%, 7/01/33	1,100	1,162,337
Series 1N (Ginnie Mae) (Fannie Mae) (Freddie Mac), 3.50%, 12/01/33	4,035	4,029,230
		49,762,040
Wisconsin — 1.0%
Public Finance Authority, Refunding RB, Wisconsin Airport Facilities, Senior Obligated Group, Series B, AMT, 5.25%, 7/01/28	2,250	2,378,903
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Aspirus, Inc., Obligated Group, 5.00%, 8/15/28	3,510	3,906,279
Aspirus, Inc., Obligated Group, 5.00%, 8/15/29	3,685	4,065,034
Marquette University, 4.00%, 10/01/32	4,520	4,621,067
		14,971,283
Wyoming — 1.1%
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 3.75%, 12/01/32	16,790	16,873,110
Total Municipal Bonds — 134.1%		2,079,606,449

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Colorado — 5.2%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT:
4.25%, 11/15/29	33,820	34,399,373
4.25%, 11/15/30 (f)	35,210	35,813,186
4.25%, 11/15/31	8,085	8,223,505
4.25%, 11/15/32	2,230	2,268,202
		80,704,266

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	35

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida — 6.1%
County of Broward Florida, ARB, Series Q-1:
4.00%, 10/01/29	$17,200	$17,344,900
4.00%, 10/01/30	18,095	18,247,439
4.00%, 10/01/31	18,820	18,978,547
4.00%, 10/01/32	19,575	19,739,907
4.00%, 10/01/33 (f)	20,355	20,526,478
		94,837,271
Iowa — 2.9%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics:
4.00%, 9/01/28	3,375	3,519,804
4.00%, 9/01/29	6,525	6,804,955
4.00%, 9/01/30	6,325	6,596,374
4.00%, 9/01/31	8,650	9,021,128
4.00%, 9/01/32	7,750	8,082,514
4.00%, 9/01/33	9,375	9,777,235
		43,802,010
Texas — 10.2%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	15,000	15,418,623
4.00%, 9/15/31	19,475	20,018,512
4.00%, 9/15/32	18,075	18,579,441
4.00%, 9/15/33	11,000	11,306,990
4.00%, 9/15/34	11,885	12,216,689
4.00%, 9/15/35	4,500	4,625,587
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas (concluded)
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 4.00%, 11/01/32	$6,915	$7,238,530
Series E, 4.13%, 11/01/35	10,435	10,923,219
Series F, 5.00%, 11/01/29	12,820	13,419,806
Series F, 5.00%, 11/01/30	15,565	16,293,235
Series F, 5.00%, 11/01/31	10,000	10,467,867
Series F, 5.00%, 11/01/32 (f)	17,170	17,973,328
		158,481,827
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.4%		377,825,374
Total Long-Term Investments (Cost — $2,487,344,304) — 158.5%		2,457,431,823

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	5,417,254	5,417,254
Total Short-Term Securities (Cost — $5,417,254) — 0.4%		5,417,254
Total Investments (Cost — $2,492,761,558) — 158.9%		2,462,849,077
Other Assets Less Liabilities — 1.4%		21,697,524
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.9%)		(184,170,986)
RVMTP Shares, at Liquidation Value — (48.4%)		(750,000,000)
Net Assets Applicable to Common Shares — 100.0%		$1,550,375,615

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Variable rate security. Rate shown is as of report date.
(e)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from November 1, 2018 to November 15, 2020 is $128,606,839.

(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	55,145,313	(49,728,059)	5,417,254	$2,893
(h)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(1,280)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$159,500,000	$27,566
(325)	U.S. Treasury Long Bond	Chicago Board of Trade	September 2014	$ 44,657,031	19,939
Total					$47,505

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Municipal Target Term Trust (BTT)
•
Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,457,431,823	—	$2,457,431,823
Short-Term Securities	$5,417,254	—	—	5,417,254
Total	$5,417,254	$2,457,431,823	—	$2,462,849,077
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$47,505	—	—	$47,505
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$2,377,002	—	—	$2,377,002
Liabilities:
TOB trust certificates	—	$(184,119,974)	—	(184,119,974)
RVMTP Shares	—	(750,000,000)	—	(750,000,000)
Total	$2,377,002	$(934,119,974)	—	$(931,742,972)
There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	37

Schedule of Investments July 31, 2014	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey — 136.5%
Corporate — 10.5%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$91,290
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Series A:
Atlantic City Electric, 4.88%, 6/01/29	2,400	2,551,488
Chambers Project, AMT, 5.00%, 12/01/23	1,275	1,410,698
New Jersey EDA, RB, Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	5,160	5,481,417
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,500	1,643,670
Series B, 5.60%, 11/01/34	1,275	1,401,327
		12,579,890
County/City/Special District/School District — 15.6%
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,184,842
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):	175	181,426
5.00%, 7/01/35
5.00%, 7/01/34	1,075	1,117,495
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,828,512
5.50%, 10/01/29	2,630	3,344,939
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,140,320
5.38%, 1/01/44	2,400	2,571,432
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	890	986,894
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,378,001
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,923,550
		18,657,411
Education — 28.5%
New Jersey EDA, RB:
(AGC), School Facilities Construction, 5.50%, 12/15/18 (c)	1,935	2,312,112
(AGC), School Facilities Construction, 5.50%, 12/15/34	1,065	1,204,334
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,636,800
The Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,652,708
New Jersey EDA, Refunding RB, School Facilities Construction, 5.00%, 6/15/33	1,875	2,026,612
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	2,070	2,281,864
Montclair State University, Series J, 5.25%, 7/01/38	580	643,156
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,558,620
Georgian Court University, Series D, 5.00%, 7/01/33	250	255,843
Kean University, Series A, 5.50%, 9/01/36	2,060	2,336,988
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded):
New Jersey Educational Facilities Authority, Refunding RB (concluded):
Montclaire State University, Series A, 5.00%, 7/01/44	$4,570	$5,067,262
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	723,459
Ramapo College, Series B, 5.00%, 7/01/42	265	285,617
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (c)	1,450	1,874,125
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	2,055	2,292,558
Series 1A, 5.00%, 12/01/25	445	470,859
Series 1A, 5.00%, 12/01/26	290	306,440
Series 1A, 5.25%, 12/01/32	500	539,180
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	970	1,044,787
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	3,145	3,490,258
		34,003,582
Health — 13.7%
New Jersey EDA, Refunding RB:
1st Mortgage, Winchester, Series A, 5.75%, 11/01/24	4,050	4,061,988
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	1,790	1,835,609
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	720	755,424
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	750	832,755
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,347,350
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,042,515
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,209,786
Meridian Health System Obligated Group, 5.00%, 7/01/26	970	1,076,205
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,745	1,794,890
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	580	634,972
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,605	1,742,998
		16,334,492
Housing — 9.7%
County of Middlesex New Jersey Improvement Authority, RB, AMT (Fannie Mae):
Administration Building Residential Project, 5.35%, 7/01/34	1,400	1,400,490
New Brunswick Apartments Rental Housing, 5.30%, 8/01/35	4,315	4,318,409
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	1,185	1,240,932
S/F Housing, Series AA, 6.38%, 10/01/28	645	671,897
S/F Housing, Series AA, 6.50%, 10/01/38	685	705,495
S/F Housing, Series CC, 5.00%, 10/01/34	995	1,044,262
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,223,540
		11,605,025
State — 18.5%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (d)	6,000	4,131,840

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	$5,000	$5,813,050
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,625,974
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,525	1,654,686
New Jersey EDA, Refunding RB:
Lions Gate Project, 5.25%, 1/01/44	430	430,138
Cigarette Tax, 5.00%, 6/15/26	810	891,348
Cigarette Tax, 5.00%, 6/15/29	1,000	1,081,650
Cigarette Tax (AGM), 5.00%, 6/15/22	2,940	3,368,241
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,473,563
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	600	657,330
		22,127,820
Transportation — 39.3%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	1,380	1,504,310
Series D, 5.00%, 1/01/40	800	849,792
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	4,500	4,773,825
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	4,000	4,342,480
Series E, 5.25%, 1/01/40	1,970	2,182,740
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGM), 0.00%, 12/15/32 (d)	4,000	1,688,440
6.00%, 12/15/38	945	1,100,991
Series A, 6.00%, 6/15/35	4,135	4,949,761
Series A, 5.88%, 12/15/38	1,770	2,056,988
Series A, 5.50%, 6/15/41	2,000	2,215,320
Series A (AGC), 5.50%, 12/15/38	1,000	1,144,710
Series AA, 5.25%, 6/15/33	3,110	3,451,758
Series AA, 5.50%, 6/15/39	2,260	2,498,543
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,036,060
Series 8, 6.00%, 12/01/42	1,430	1,640,610
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
166th Series, 5.25%, 7/15/36	4,000	4,492,120
152nd Series, AMT, 5.75%, 11/01/30	1,750	1,980,720
		46,909,168
Utility — 0.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (d)	2,000	878,200
Total Municipal Bonds — 136.5%		163,095,588
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey — 25.4%
County/City/Special District/School District — 5.1%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	$5,710	$6,166,971
Education — 1.4%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	1,499	1,665,380
State — 5.5%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (c)	987	1,162,450
6.00%, 12/15/34	2,013	2,370,485
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	2,787	3,049,410
		6,582,345
Transportation — 13.4%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	4,700	5,102,414
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,201,220
Series B, 5.25%, 6/15/36 (f)	2,501	2,719,477
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,495	3,766,631
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,226,419
		16,016,161
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.4%		30,430,857
Total Long-Term Investments (Cost — $181,869,860) — 161.9%		193,526,445

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	1,307,069	$1,307,069
Total Short-Term Securities (Cost — $1,307,069) — 1.1%		1,307,069
Total Investments (Cost — $183,176,929) — 163.0%		194,833,514
Other Assets Less Liabilities — 1.0%		1,080,339
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.5%)		(17,305,052)
VMTP Shares, at Liquidation Value — (49.5%)		(59,100,000)
Net Assets Applicable to Common Shares — 100.0%		$119,508,801

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(b)	Non-income producing security.
(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	39

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)
(f)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $7,517,578.

(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New Jersey Municipal Money Fund	4,818,896	(3,511,827)	1,307,069	$13
(h)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(72)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$8,971,875	$30,837
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$193,526,445	—	$193,526,445
Short-Term Securities	$1,307,069	—	—	1,307,069
Total	$1,307,069	$193,526,445	—	$194,833,514

[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$30,837	—	—	$30,837
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$99,000	—	—	$99,000
Liabilities:
TOB trust certificates	—	$(17,301,282)	—	(17,301,282)
VMTP Shares	—	(59,100,000)	—	(59,100,000)
Total	$99,000	$(76,401,282)	—	$(76,302,282)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 134.8%
Corporate — 14.5%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	$3,200	$3,513,088
7.75%, 8/01/31	4,000	4,415,560
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	795	848,186
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	1,000	1,085,080
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	615,626
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	6,000	6,030,240
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,350	6,181,550
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,500	1,517,055
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	3,285	3,351,850
		27,558,235
County/City/Special District/School District — 32.5%
City of New York New York, GO:
Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	690	778,403
Series A-1, 5.00%, 8/01/35	1,000	1,103,500
Series A-1, Fiscal 2009, 4.75%, 8/15/25	750	841,890
Series D, 5.38%, 6/01/32	25	25,101
Sub-Series G-1, 5.00%, 4/01/28	630	720,336
Sub-Series G-1, 5.00%, 4/01/29	750	852,570
Sub-Series G-1, 6.25%, 12/15/31	500	589,805
Sub-Series I-1, 5.38%, 4/01/36	1,750	1,998,465
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	1,280	1,570,509
Series E, 5.00%, 8/01/30	1,000	1,131,440
Series I, 5.00%, 8/01/30	1,000	1,134,470
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	260,330
5.00%, 11/15/44	6,495	6,743,239
4.75%, 11/15/45	500	504,450
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,287,915
5.00%, 7/01/33	500	548,970
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (b)	1,960	498,840
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (b)	1,500	319,365
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	174,090
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	3,046,230
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	480	485,861
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	650	715,949
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	$2,500	$2,726,550
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	200	227,526
5.00%, 2/15/47	5,485	5,679,663
(AGC), 5.00%, 2/15/47	1,000	1,036,720
(AGM), 5.00%, 2/15/47	1,000	1,036,720
(NPFGC), 4.50%, 2/15/47	4,500	4,570,515
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	864,360
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,190,660
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,321,140
4 World Trade Center Project, 5.00%, 11/15/31	860	938,269
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,219,480
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,502,193
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	2,005,743
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,670	1,799,174
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,172,837
		61,623,278
Education — 29.6%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (c)(d):
7.00%, 5/01/25	910	136,555
7.00%, 5/01/35	590	88,535
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,147,883
Build NYC Resource Corp., RB, Series A:
Bronx Charter School for Excellence Project, 5.50%, 4/01/43	900	930,627
Bronx Charter School for International Cultures & The Arts Project, 5.00%, 4/15/33	900	819,342
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	837,367
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of National History, Series A (NPFGC), 5.00%, 7/01/37	225	254,477
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,078,120
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,119,870
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	3,135	3,362,131
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	684,000
County of Cattaraugus New York, RB, 5.00%, 5/01/34	170	178,279
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	6,100	5,642,134
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	135	144,193
County of Madison New York Industrial Development Agency New York, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	280,745
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,900	2,111,888

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	41

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	$320	$352,106
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,218,800
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	374,051
5.00%, 7/01/42	220	226,954
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	826,402
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	774,732
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	500	552,810
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	180,098
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	845,992
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	234,696
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,105,840
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,805,558
New York University, Series A (AMBAC), 5.00%, 7/01/37	1,000	1,097,710
New York University, Series B, 5.00%, 7/01/37	1,250	1,390,512
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	800,040
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,172,580
Teachers College, Series B, 5.00%, 7/01/42	3,225	3,475,905
University of Rochester, Series A, 5.13%, 7/01/39	850	950,963
University of Rochester, Series A, 5.75%, 7/01/39	650	746,837
University of Rochester, Series B, 5.00%, 7/01/39	500	539,640
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,264,040
Brooklyn Law School, 5.75%, 7/01/33	475	510,435
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,132,420
Culinary Institute of America, 5.00%, 7/01/42	300	312,318
Fordham University, 4.00%, 7/01/30	555	568,620
Fordham University, 5.00%, 7/01/44	850	934,337
New York University, Series A, 5.00%, 7/01/37	1,790	1,991,214
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	1,938,158
Rockefeller University, Series B, 4.00%, 7/01/38	775	800,490
Skidmore College, Series A, 5.00%, 7/01/27	190	214,651
Skidmore College, Series A, 5.00%, 7/01/28	75	84,007
Skidmore College, Series A, 5.25%, 7/01/29	85	96,240
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,687,620
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	500,928
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	895	976,114
Teachers College, 5.50%, 3/01/39	450	494,464
		55,994,428
Health — 15.6%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	330,225
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	$500	$500,085
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/32	240	258,439
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,887,699
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 7/01/42	2,750	2,844,325
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	1,175	1,212,494
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,500	3,729,530
Series B, 6.00%, 11/01/30	500	566,895
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
4.00%, 1/01/23	650	673,992
5.00%, 1/01/28	675	715,878
5.00%, 1/01/34	1,250	1,314,813
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) 5.00%, 8/15/36	750	818,648
Mental Health Services Facility, Series B (AMBAC), 5.00%, 2/15/15 (e)	325	333,489
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	500	568,940
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	219,274
New York University Hospitals Center, Series A, 6.00%, 7/01/40	500	557,220
New York University Hospitals Center, Series B, 5.63%, 7/01/37	530	577,859
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	1,775	1,916,112
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	1,000	1,015,130
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	307,467
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,533,735
New York University Hospitals Center, Series A, 5.00%, 7/01/36	3,390	3,514,481
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,889,037
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,065,890
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,194,446
		29,546,103
Housing — 1.5%
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,517,055
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 4.00%, 10/01/43	1,000	1,005,500
State of New York Mortgage Agency, Refunding RB, 48th Series, 3.70%, 10/01/38	360	353,768
		2,876,323

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (continued)
State — 13.7%
City of New York New York Transitional Finance Authority, BARB, Series S-2 (NPFGC), 4.25%, 1/15/34	$1,260	$1,280,550
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/32	5,000	5,710,250
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	695,568
State of New York Dormitory Authority, RB:
(AMBAC), 5.00%, 2/15/35	1,675	1,707,830
General Purpose, Series B, 5.00%, 3/15/42	4,380	4,764,082
General, Purpose, Series C, 5.00%, 3/15/34	2,185	2,429,414
Series A, 5.25%, 1/01/34	800	869,560
Series A, 5.50%, 1/01/39	2,000	2,185,280
State of New York Dormitory Authority, Refunding RB:
General Purpose Bonds, Series D, 5.00%, 2/15/34	500	557,730
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	431,992
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	362,576
State of New York Thruway Authority, Refunding RB, 2nd General Highway and Bridge Trust, Series A, 5.00%, 4/01/32	3,500	3,907,505
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	885	1,011,343
		25,913,680
Transportation — 17.5%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/33	540	611,615
Series C, 6.50%, 11/15/28	1,000	1,192,390
Series D, 5.25%, 11/15/41	1,000	1,096,170
Series E, 5.00%, 11/15/38	4,000	4,359,400
Series H, 5.00%, 11/15/25	325	379,155
Metropolitan Transportation Authority, Refunding RB:
Series D, 5.25%, 11/15/30	910	1,050,923
Series F, 5.00%, 11/15/30	2,000	2,238,560
Series F (AGM), 4.00%, 11/15/30	1,250	1,285,500
Port Authority of New York & New Jersey, ARB:
Consolidated 183rd Series, 4.00%, 6/15/44	500	501,195
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,036,060
JFK International Air Terminal LLC, Special Project, Series 8, AMT (NPFGC), 6.00%, 12/01/42	1,000	1,147,280
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	575	642,171
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	508,730
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	1,330	1,360,749
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	1,970	1,950,123
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	538,195
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/33	750	830,070
State of New York Thruway Authority, Refunding RB, General, Series I:
5.00%, 1/01/27	2,000	2,278,420
5.00%, 1/01/37	2,920	3,197,867
5.00%, 1/01/42	280	303,979
Triborough Bridge & Tunnel Authority, Refunding RB, CAB (b):
Sub-Series A, 0.00%, 11/15/32	845	401,671
General, Series B, 0.00%, 11/15/32	2,500	1,224,725
		33,134,948
Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities — 9.9%
City of New York New York Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	$750	$796,912
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Series BB, 5.00%, 6/15/31	1,000	1,129,570
Water & Sewer System, Series A, 4.75%, 6/15/30	1,500	1,637,940
City of New York New York Water & Sewer System, Refunding RB, Series D, 5.00%, 6/15/39	5,000	5,160,500
Long Island Power Authority, RB:
General, Electric System, Series C (CIFG), 5.25%, 9/01/29	2,000	2,378,860
Series A (AGM), 5.00%, 5/01/36	500	534,785
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	4,000	4,533,320
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds New York City Municipal Water, 2nd General Resolution, Series B, 5.00%, 6/15/36	350	391,402
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	2,000	2,251,480
		18,814,769
Total Municipal Bonds in New York		255,461,764

Puerto Rico — 1.3%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,500	2,524,475
Total Municipal Bonds — 136.1%		257,986,239

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 26.8%
County/City/Special District/School District — 5.5%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	4,370	4,967,641
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,671,465
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	915,296
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,869,826
		10,424,228
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	3,527	3,967,430
State — 2.0%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	660	738,736
Hudson New York Yards Infrastructure Corp., RB, Senior Bond, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	1,250	1,421,921
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,500	1,640,250
		3,800,907

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	43

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (continued)
Transportation — 5.4%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	$6,495	$7,156,711
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,699,395
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,180	1,339,182
		10,195,288
Utilities — 11.8%
City of New York New York Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,372,858
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	5,310	5,918,207
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	3,810,176
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	926,489
Series A, 4.75%, 6/15/30	2,500	2,729,900
Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	$6,868	$7,731,487
		22,489,117
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.8%		50,876,970
Total Long-Term Investments (Cost — $293,402,648) — 162.9%		308,863,209

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (h)(i)	874,210	874,210
Total Short-Term Securities (Cost — $874,210) — 0.5%		874,210
Total Investments (Cost — $294,276,858) — 163.4%		309,737,419
Other Assets Less Liabilities — 1.5%		2,776,692
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.0%)		(28,466,200)
VMTP Shares, at Liquidation Value — (49.9%)		(94,500,000)
Net Assets Applicable to Common Shares — 100.0%		$189,547,911

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Zero-coupon bond.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019 is $661,835.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New York Municipal Money Fund	7,477,704	(6,603,494)	874,210	$1,032
(i)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(165)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$20,560,547	$64,222
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)
•
Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$308,863,209	—	$308,863,209
Short-Term Securities	$874,210	—	—	874,210
Total	$874,210	$308,863,209	—	$309,737,419
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$64,222	—	—	$64,222
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$226,000	—	—	$226,000
Liabilities:
TOB trust certificates	—	$(28,460,581)	—	(28,460,581)
VMTP Shares	—	(94,500,000)	—	(94,500,000)
Total	$226,000	$(122,960,581)	—	$(122,734,581)
There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	45

Statements of Assets and Liabilities
July 31, 2014	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$778,659,226	$85,618,704	$162,093,754	$2,457,431,823	$193,526,445	$308,863,209
Investments at value — affiliated[2]	540,673	123,907	1,298,709	5,417,254	1,307,069	874,210
Cash pledged for financial futures contracts	436,000	—	88,000	2,377,002	99,000	226,000
Investments sold receivable	14,522,274	40,502	20,256	—	—	—
Interest receivable	11,185,387	893,926	1,981,594	25,247,220	1,685,608	3,644,175
Deferred offering costs	51,795	—	133,950	816,094	31,942	37,770
Variation margin receivable on financial futures contracts	14,952	—	3,000	90,462	3,375	7,734
Prepaid expenses	31,825	14,688	63,137	42,463	25,749	26,987
Total assets	805,442,132	86,691,727	165,682,400	2,491,422,318	196,679,188	313,680,085

Accrued Liabilities
Investments purchased payable	20,024,967	—	—	—	—	—
Income dividends payable — Common Shares	2,301,310	22,900	485,240	5,640,446	575,009	891,085
Investment advisory fees payable	384,298	36,661	83,922	736,789	99,496	158,777
Officer’s and Trustees’ fees payable	74,433	9,639	18,092	15,274	21,049	32,739
Interest expense and fees payable	24,673	95	6,085	51,012	3,770	5,619
Offering costs payable	—	—	—	286,782	—	—
Other accrued expenses payable	103,765	58,981	44,020	196,426	69,781	83,373
Total accrued liabilities	22,913,446	128,276	637,359	6,926,729	769,105	1,171,593

Other Liabilities
TOB trust certificates	106,697,554	190,000	29,682,276	184,119,974	17,301,282	28,460,581
RVMTP Shares, at liquidation value of $5,000,000 per share[3,4]	—	—	—	750,000,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	171,300,000	—	—	—	59,100,000	94,500,000
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	—	34,200,000	—	—	—
Total other liabilities	277,997,554	190,000	63,882,276	934,119,974	76,401,282	122,960,581
Total liabilities	300,911,000	318,276	64,519,635	941,046,703	77,170,387	124,132,174

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4]	—	625,008	—	—	—	—
Net Assets Applicable to Common Shareholders	$504,531,132	$85,748,443	$101,162,765	$1,550,375,615	$119,508,801	$189,547,911

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$446,571,010	$80,396,516	$95,045,973	$1,671,298,896	$108,747,909	$183,140,788
Undistributed (distributions in excess of) net investment income	3,935,343	2,300,229	675,210	(3,567,803)	1,641,707	3,009,264
Accumulated net realized loss	(18,430,332)	(749,208)	(11,095,716)	(87,490,502)	(2,568,237)	(12,126,924)
Net unrealized appreciation/depreciation	72,455,111	3,800,906	16,537,298	(29,864,976)	11,687,422	15,524,783
Net Assets Applicable to Common Shareholders	$504,531,132	$85,748,443	$101,162,765	$1,550,375,615	$119,508,801	$189,547,911
Net asset value per Common Share	$15.83	$15.42	$15.09	$21.99	$15.61	$14.68
[1] Investments at cost — unaffiliated	$706,280,926	$81,817,798	$145,583,866	$2,487,344,304	$181,869,860	$293,402,648
[2] Investments at cost — affiliated	$540,673	$123,907	$1,298,709	$5,417,254	$1,307,069	$874,210
[3] Preferred Shares outstanding, par value $0.001 per share	1,713	25	342	150	591	945
[4] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited
[5] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	31,874,095	5,562,128	6,704,527	70,505,571	7,656,577	12,914,274
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2014

Statements of Operations
Year Ended July 31, 2014	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest	$35,364,857	$3,224,750	$7,601,091	$95,785,816	$8,877,481	$13,764,967
Income — affiliated	—	857	626	2,893	13	1,032
Total income	35,364,857	3,225,607	7,601,717	95,788,709	8,877,494	13,765,999

Expenses
Investment advisory	4,567,457	460,825	960,951	9,375,852	1,137,249	1,801,476
Professional	100,894	52,343	44,181	179,197	48,673	65,296
Liquidity fees	—	—	317,849	—	—	—
Officer and Trustees	52,209	8,796	10,553	129,487	12,513	19,675
Transfer agent	35,648	25,388	19,911	118,560	21,151	26,764
Custodian	34,806	8,349	12,516	82,675	13,396	18,638
Accounting services	31,049	13,443	23,831	214,454	28,636	3,938
Registration	6,679	5,599	5,599	51,868	5,622	5,649
Printing	5,719	6,371	3,916	30,570	8,153	9,110
Remarketing fees on Preferred Shares	—	9,345	34,675	—	—	—
Miscellaneous	85,681	37,377	63,437	153,377	60,176	77,664
Total expenses excluding interest expense, fees and amortization of offering costs	4,920,142	627,836	1,497,419	10,336,040	1,335,569	2,028,210
Interest expense, fees and amortization of offering costs[1]	2,729,431	1,080	275,387	6,829,937	806,180	1,228,024
Total expenses	7,649,573	628,916	1,772,806	17,165,977	2,141,749	3,256,234
Less fees waived by Manager	(2,380)	(1,183)	(917)	(183,965)	(4,042)	(2,840)
Less fees paid indirectly	(32)	(1)	(6)	(321)	(3)	(67)
Total expenses after fees waived and paid indirectly	7,647,161	627,732	1,771,883	16,981,691	2,137,704	3,253,327
Net investment income	27,717,696	2,597,875	5,829,834	78,807,018	6,739,790	10,512,672

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,029,451	(12,643)	(2,264,333)	(23,637,261)	(1,100,589)	(5,374,968)
Financial futures contracts	(772,699)	—	(138,637)	(9,836,846)	(162,458)	(552,685)
Options written	—	—	—	(580,099)	—	—
	2,256,752	(12,643)	(2,402,970)	(34,054,206)	(1,263,047)	(5,927,653)
Net change in unrealized appreciation/depreciation on:
Investments	41,750,551	1,450,413	10,386,491	262,089,257	10,951,537	21,615,419
Financial futures contracts	76,811	—	27,410	47,505	30,837	64,222
	41,827,362	1,450,413	10,413,901	262,136,762	10,982,374	21,679,641
Net realized and unrealized gain	44,084,114	1,437,770	8,010,931	228,082,556	9,719,327	15,751,988

Dividends and Distributions to AMPS Shareholders From
Net investment income	—	(7,996)	—	—	—	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$71,801,810	$4,027,649	$13,840,765	$306,889,574	$16,459,117	$26,264,660
[1]	Related to TOBs, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	47

Statements of Changes in Net Assets
	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$27,717,696	$28,429,898	$2,597,875	$3,765,338
Net realized gain (loss)	2,256,752	2,411,035	(12,643)	74,831
Net change in unrealized appreciation/depreciation	41,827,362	(59,039,937)	1,450,413	(3,636,735)
Dividends and Distributions to AMPS Shareholders from net investment income	—	—	(7,996)	(77,727)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	71,801,810	(28,199,004)	4,027,649	125,707

Dividends to Common Shareholders From[1]
Net investment income	(29,544,099)	(29,708,677)	(3,417,928)	(4,238,341)

Capital Share Transactions
Reinvestment of common dividends	—	603,432	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	42,257,711	(57,304,249)	609,721	(4,112,634)
Beginning of year	462,273,421	519,577,670	85,138,722	89,251,356
End of year	$504,531,132	$462,273,421	$85,748,443	$85,138,722
Undistributed net investment income, end of year	$3,935,343	$5,714,846	$2,300,229	$3,364,492
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.
	BlackRock Municipal Income Investment Trust (BBF)		BlackRock Municipal Target Term Trust (BTT)
	Year Ended July 31,		Year Ended July 31, 2014	Period August 30, 2012[1] to July 31, 2013
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$5,829,834	$5,731,148	$78,807,018	$55,675,510
Net realized gain (loss)	(2,402,970)	788,098	(34,054,206)	(53,519,716)
Net change in unrealized appreciation/depreciation	10,413,901	(14,231,581)	262,136,762	(292,001,738)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	13,840,765	(7,712,335)	306,889,574	(289,845,944)

Dividends and Distributions to Common Shareholders From[2]
Net investment income	(5,822,882)	(5,822,394)	(76,622,483)	(61,454,151)
Return of capital	—	—	(1,726,833)	(7,606,056)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(5,822,882)	(5,822,394)	(78,349,316)	(69,060,207)

Capital Share Transactions
Net proceeds from the issuance of shares	—	—	—	1,477,804,008
Net proceeds from the underwriter’s over allotment option exercised	—	—	—	202,937,500
Reinvestment of common dividends	—	52,510	—	—
Net increase in net assets derived from capital share transactions	—	52,510	—	1,680,741,508

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	8,017,883	(13,482,219)	228,540,258	1,321,835,357
Beginning of period	93,144,882	106,627,101	1,321,835,357	—
End of period	$101,162,765	$93,144,882	$1,550,375,615	$1,321,835,357
Undistributed (distributions in excess of) net investment income	$675,210	$643,833	$(3,567,803)	$(5,713,373)
[1]	Commencement of operations.
[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2014

Statements of Changes in Net Assets
	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Term Trust (BNY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$6,739,790	$6,744,653	$10,512,672	$11,286,518
Net realized gain (loss)	(1,263,047)	1,157,320	(5,927,653)	521,461
Net change in unrealized appreciation/depreciation	10,982,374	(14,524,962)	21,679,641	(27,196,710)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	16,459,117	(6,622,989)	26,264,660	(15,388,731)

Dividends to Common Shareholders From[1]
Net investment income	(6,900,107)	(7,215,408)	(10,693,021)	(11,222,319)

Capital Share Transactions
Reinvestment of common dividends	—	291,605	—	567,300

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	9,559,010	(13,546,792)	15,571,639	(26,043,750)
Beginning of year	109,949,791	123,496,583	173,976,272	200,020,022
End of year	$119,508,801	$109,949,791	$189,547,911	$173,976,272
Undistributed net investment income, end of year	$1,641,707	$1,753,402	$3,009,264	$3,133,594
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	49

Statements of Cash Flows
Year Ended July 31, 2014	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$71,801,810	$13,840,765	$306,889,574	$16,459,117	$26,264,660
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease interest receivable	557,104	(3,792)	609,369	278,559	59,425
Increase in variation margin receivable on financial futures contracts	(14,952)	(3,000)	(90,462)	(3,375)	(7,734)
Increase in prepaid expenses	(20,425)	(20,742)	(31,403)	(21,648)	(20,097)
Increase in cash pledged for financial futures contracts	(436,000)	(88,000)	(2,377,002)	(99,000)	(226,000)
Increase (decrease) in investment advisory fees payable	(12,805)	91	(80,463)	3,950	1,893
Decrease in interest expense and fees payable	(54,615)	(8,090)	(45,726)	(2,268)	(5,785)
Increase (decrease) in other accrued expenses payable	(9,988)	(13,076)	(34,411)	8,443	(23,785)
Increase (decrease) in Officer’s and Trustees’ fees payable	6,224	1,371	(5,771)	1,670	2,544
Net realized gain (loss) on investments	(3,029,451)	2,264,333	24,217,360	1,100,589	5,374,968
Net unrealized gain on investments	(41,750,551)	(10,386,491)	(262,089,257)	(10,951,537)	(21,615,419)
Amortization of premium and accretion of discount on investments	2,646,614	396,241	2,129,897	244,349	689,210
Premiums received from options written	—	—	1,809,269	—	—
Proceeds from sales of long-term investments	228,605,740	39,122,224	218,978,118	37,396,166	76,921,794
Purchases of long-term investments	(175,733,467)	(37,299,503)	(167,291,004)	(40,480,529)	(76,234,140)
Net proceeds from sales (purchases) of short-term securities	(951,177)	3,411,994	49,728,059	3,511,827	6,603,494
Premiums paid on closing options written	—	—	(1,229,170)	—	—
Net cash provided by operating activities	81,604,061	11,214,325	171,086,977	7,446,313	17,785,028

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	—	—	—	10,616,997
Repayments of TOB trust certificates	(51,957,794)	(5,413,880)	(91,559,997)	(591,052)	(18,711,593)
Cash dividends paid to Common Shareholders	(29,719,406)	(5,822,882)	(79,318,767)	(6,900,107)	(10,693,021)
Cash payments for offering costs	—	—	(208,650)	—	—
Decrease in bank overdraft	(4,413)	(3,855)	(35,623)	(3,933)	—
Increase in amortization of deferred offering costs	77,552	26,292	36,060	48,779	57,170
Net cash used for financing activities	(81,604,061)	(11,214,325)	(171,086,977)	(7,446,313)	(18,730,447)

Cash
Net decrease in cash	—	—	—	—	(945,419)
Cash at beginning of year	—	—	—	—	945,419
Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$2,706,494	$257,185	$6,839,603	$759,669	$1,176,639

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)
	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.50	$16.32	$13.88		$14.28		$12.71
Net investment income[1]	0.87	0.89	0.95		0.98		1.00
Net realized and unrealized gain (loss)	1.39	(1.78)	2.42		(0.45)		1.50
Dividends to AMPS shareholders from net investment income	—	—	(0.01)		(0.02)		(0.02)
Net increase (decrease) from investment operations	2.26	(0.89)	3.36		0.51		2.48
Dividends to Common Shareholders from net investment income[2]	(0.93)	(0.93)	(0.92)		(0.91)		(0.91)
Net asset value, end of year	$15.83	$14.50	$16.32		$13.88		$14.28
Market price, end of year	$14.41	$13.63	$16.64		$13.16		$14.21

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.48%	(5.81)%	24.98%		4.05%		20.15%
Based on market price	12.80%	(13.17)%	34.40%		(0.86)%		22.55%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.59%	1.63%	1.49%	[4]	1.46%	[4]	1.36%	[4]
Total expenses after fees waived and paid indirectly	1.59%	1.63%	1.46%	[4]	1.39%	[4]	1.27%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, and fees and amortization of offering costs[5]	1.03%	1.01%	1.07%	[4,6]	1.12%	[4]	1.04%	[4]
Net investment income	5.78%	5.49%	6.28%	[4]	7.19%	[4]	6.94%	[4]
Dividends to AMPS Shareholders	—	—	0.05%		0.15%		0.15%
Net investment income to Common Shareholders	5.78%	5.49%	6.23%		7.04%		6.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$504,531	$462,273	$519,578		$441,745		$454,299
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$171,325		$171,325
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300		—		—
Portfolio turnover rate	25%	22%	30%		36%		47%
Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—		$89,460		$91,293
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$394,531	$369,862	$403,314		—		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not reflect the effect of dividends to AMPS Shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBS and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	51

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$15.31	$16.05	$14.94	$14.91	$13.35
Net investment income[1]	0.47	0.68	0.85	0.92	0.95
Net realized and unrealized gain (loss)	0.25	(0.65)	0.98	(0.19)	1.31
Dividends to AMPS shareholders from net investment income	(0.00)[2]	(0.01)	(0.02)	(0.03)	(0.03)
Net increase (decrease) from investment operations	0.72	0.02	1.81	0.70	2.23
Dividends to Common Shareholders from net investment income[3]	(0.61)	(0.76)	(0.70)	(0.67)	(0.67)
Net asset value, end of year	$15.42	$15.31	$16.05	$14.94	$14.91
Market price, end of year	$15.16	$15.12	$15.60	$13.91	$14.30

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.84%	0.12%	12.44%	5.07%	17.35%
Based on market price	4.36%	1.73%	17.38%	2.00%	22.05%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.74%	0.92%	1.06%	1.13%	1.14%
Total expenses after fees waived and paid indirectly[5]	0.74%	0.92%	1.06%	1.13%	1.13%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,6]	0.74% [7]	0.92% [7]	1.06% [7]	1.09%	1.09%
Net investment income[5]	3.05%	4.23%	5.48%	6.29%	6.72%
Dividends to AMPS Shareholders	0.01%	0.09%	0.12%	0.19%	0.22%
Net investment income to Common Shareholders	3.04%	4.14%	5.36%	6.10%	6.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$85,748	$85,139	$89,251	$83,111	$82,929
AMPS Shares outstanding at $25,000 liquidation preference, end of year (000)	$625	$19,100	$42,900	$42,900	$42,900
Portfolio turnover rate	1%	9%	32%	6%	6%
Asset coverage per AMPS Share at $25,000 liquidation preference, end of year (000)	$3,454,938	$136,438	$77,011	$73,433	$73,329
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Dividends for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Does not reflect the effect of dividends to AMPS Shareholders.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[7]	For the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was 0.73%, 0.87% and 0.97%, respectively.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)
	Year Ended July 31,
	2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.89		$15.91	$13.40		$13.91		$12.71
Net investment income[1]	0.87		0.85	0.86		0.97		0.92
Net realized and unrealized gain (loss)	1.20		(2.00)	2.55		(0.56)		1.20
Dividends to AMPS Shareholders from net investment income	—		—	(0.00)[2]		(0.02)		(0.02)
Net increase (decrease) from investment operations	2.07		(1.15)	3.41		0.39		2.10
Dividends to Common Shareholders from net investment income[3]	(0.87)		(0.87)	(0.90)		(0.90)		(0.90)
Net asset value, end of year	$15.09		$13.89	$15.91		$13.40		$13.91
Market price, end of year	$13.48		$12.47	$16.25		$12.74		$13.90

Total Return Applicable to Common Shareholders[4]
Based on net asset value	16.06%		(7.56)%	26.21%		3.15%		17.04%
Based on market price	15.49%		(18.75)%	35.59%		(1.86)%		19.01%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.85%		1.83%	1.99%	[5]	1.60%	[5]	1.46%	[5]
Total expenses after fees waived and paid indirectly	1.85%		1.83%	1.99%	[5]	1.60%	[5]	1.37%	[5]
Total expenses after fees waived and paid indirectly and excluding interest expense, and fees and amortization of offering costs[6]	1.56%	[7]	1.49% [7]	1.61%	[5,7]	1.33%	[5]	1.17%	[5]
Net investment income	6.09%		5.41%	5.89%	[5]	7.35%	[5]	6.84%	[5]
Dividends to AMPS Shareholders	—		—	0.02%		0.14%		0.16%
Net investment income to Common Shareholders	6.09%		5.41%	5.87%		7.21%		6.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$101,163		$93,145	$106,627		$89,726		$93,073
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	—		$34,250		$34,250
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$34,200		$34,200	$34,200		—		—
Portfolio turnover rate	22%		33%	39%		24%		46%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	—		$90,493		$92,938
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$395,798		$372,353	$411,775		—		—
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Dividends for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Does not reflect the effect of dividends to VRDP Shareholders.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.19%, 1.17% and 1.31%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	53

Financial Highlights	BlackRock Municipal Target Term Trust (BTT)
	Year Ended July 31, 2014	Period August 30, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$18.75	$23.88	[2]
Net investment income[3]	1.12	0.80
Net realized and unrealized gain (loss)	3.23	(4.95)
Net increase (decrease) from investment operations	4.35	(4.15)
Dividends and distributions from[4]:
Net investment income	(1.09)	(0.87)
Return of capital	(0.02)	(0.11)
Total dividends and distributions	(1.11)	(0.98)
Net asset value, end of period	$21.99	$18.75
Market price, end of period	$19.57	$18.42

Total Return Applicable to Common Shareholders[5]
Based on net asset value	24.50%	(18.00)%	[6]
Based on market price	12.78%	(23.05)%	[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.22%	0.99%	[7]
Total expenses after fees waived and paid indirectly	1.21%	0.99%	[7]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.72%	0.64%	[7]
Net investment income to Common Shareholders	5.61%	3.78%	[7]

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,550,376	$1,321,835
RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000	$750,000
Portfolio turnover rate	6%	39%
Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$15,335,837	$13,812,236
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
[3]	Based on average Common Share outstanding.
[4]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[6]	Aggregate total return.
[7]	Annualized.
[8]	Interest expense, fees and amortization of offering cost relate to TOBs and/or RVMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and RVMTP Shares, respectively.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)
	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.36	$16.17	$14.07		14.38		$12.78
Net investment income[1]	0.88	0.88	0.95		0.98		1.02
Net realized and unrealized gain (loss)	1.27	(1.75)	2.11		(0.32)		1.54
Dividends to AMPS shareholders from net investment income	—	—	(0.01)		(0.03)		(0.03)
Net increase (decrease) from investment operations	2.15	(0.87)	3.05		0.63		2.53
Dividends to Common Shareholders from net investment income[2]	(0.90)	(0.94)	(0.95)		(0.94)		(0.93)
Net asset value, end of year	$15.61	$14.36	$16.17		$14.07		$14.38
Market price, end of year	$14.68	$13.67	$17.67		$14.10		$14.82

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.01%	(5.82)%	22.25%		4.74%		20.22%
Based on market price	14.60%	(17.95)%	33.30%		1.85%		13.11%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.89%	1.81%	1.47%	[4]	1.25%	[4]	1.23%	[4]
Total expenses after fees waived and paid indirectly	1.89%	1.81%	1.46%	[4]	1.24%	[4]	1.13%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.18%	1.13%	1.18%	[4,6]	1.22%	[4]	1.12%	[4]
Net investment income	5.96%	5.51%	6.28%	[4]	7.09%	[4]	7.42%	[4]
Dividends to AMPS Shareholders	—	—	0.08%		0.21%		0.23%
Net investment income to Common Shareholders	5.96%	5.51%	6.20%		6.88%		7.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$119,509	$109,950	$123,497		$107,226		$109,257
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$59,100		$59,100
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,100	$59,100	$59,100		—		—
Portfolio turnover rate	20%	9%	20%		20%		11%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$70,358		$71,218
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$302,215	$286,040	$308,962		—		—
[1]	Based on average common shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.14%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	55

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)
	Year Ended July 31
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.47	$15.53	$13.87		$14.27		$12.71
Net investment income[1]	0.81	0.87	0.93		1.01		1.04
Net realized and unrealized gain (loss)	1.23	(2.06)	1.73		(0.39)		1.54
Dividends to AMPS shareholders from net investment income	—	—	(0.01)		(0.03)		(0.03)
Net increase (decrease) from investment operations	2.04	(1.19)	2.65		0.59		2.55
Dividends to Common Shareholders from net investment income[2]	(0.83)	(0.87)	(0.99)		(0.99)		(0.99)
Net asset value, end of year	$14.68	$13.47	$15.53		$13.87		$14.27
Market price, end of year	$13.79	$13.16	$16.73		$14.20		$15.11

Total Return Applicable to Common Shareholders[3]
Based on net asset value	15.98%	(8.18)%	19.62%		4.39%		20.35%
Based on market price	11.51%	(16.73)%	25.87%		0.94%		16.11%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.82%	1.85%	1.49%	[4]	1.27%	[4]	1.25%	[4]
Total expenses after fees waived and paid indirectly	1.82%	1.84%	1.49%	[4]	1.27%	[4]	1.16%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.13%	1.14%	1.18%	[4,6]	1.22%	[4]	1.11%	[4]
Net investment income	5.89%	5.71%	6.34%	[4]	7.35%	[4]	7.50%	[4]
Dividends to AMPS Shareholders	—	—	0.08%		0.20%		0.22%
Net investment income to Common Shareholders	5.89%	5.71%	6.26%		7.15%		7.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$189,548	$173,976	$200,020		$177,993		$182,372
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$94,500		$94,500
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500		—		—
Portfolio turnover rate	26%	23%	24%		17%		16%
Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—		$72,089		$73,248
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$300,580	$284,102	$311,661		—		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.13%.

See Notes to Financial Statements.

56	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock Municipal Target Term Trust (“BTT”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”)(collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust (“BFO”) are organized as Delaware statutory trusts. The Income Trusts and BFO are referred to herein collectively as the “Trusts.” The Trusts are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of the Trusts. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

ANNUAL REPORT	JULY 31, 2014	57

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be

58	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2014, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at July 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at July 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BFZ	$227,494,774	$106,697,554	0.06% – 0.09%
BFO	$294,758	$190,000	0.12%
BBF	$56,780,789	$29,682,276	0.06% – 0.31%
BTT	$377,825,374	$184,119,974	0.06% – 0.15%
BNJ	$30,430,857	$17,301,282	0.06% – 0.31%
BNY	$50,876,970	$28,460,581	0.06% – 0.26%

For the year ended July 31, 2014, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$136,317,740	0.61%
BFO	$224,767	0.48%
BBF	$30,195,257	0.65%
BTT	$187,193,709	0.78%
BNJ	$17,312,373	0.75%
BNY	$27,023,256	0.62%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as credit risk and interest rate risk. These contracts may be transacted on an exchange or OTC.

ANNUAL REPORT	JULY 31, 2014	59

Notes to Financial Statements (continued)

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments including interest rate risk. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For BTT, transactions in options written for the year ended July 31, 2014 were as follows:

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of year	—	—
Options written	13,000	$1,809,269
Options exercised	—	—
Options expired	(12,000)	(1,591,729)
Options closed	(1,000)	(217,540)
Outstanding options, end of year	—	—
60	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2014
		Value
		Derivative Assets
	Statements of Assets and Liabilities Location	BFZ	BBF	BTT	BNJ	BNY
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$76,811	$27,410	$47,505	$30,837	$64,222
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2014
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/ Depreciation on
	BFZ	BBF	BTT	BFZ	BBF	BTT
Interest rate contracts:
Financial futures contracts	$(772,699)	$(138,637)	$(9,836,846)	$76,811	$27,410	$47,505
Options[2]	—	—	(5,219,548)	—	—	—

Total	$(772,699)	$(138,637)	$(15,056,394)	$76,811	$27,410	$47,505

	BNJ	BNY		BNJ	BNY
Interest rate contracts:
Financial futures contracts	$(162,458)	$(552,685)		$30,837	$64,222

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BFZ	BBF	BTT		BNJ	BNY
Financial futures contracts:
Average number of contracts purchased	—	—	7,055	[3]	—	—
Average number of contracts sold	342	74	1,001		87	166
Average notional value of contracts purchased	—	—	$890,488,259	[3]	—	—
Average notional value of contracts sold	$42,918,262	$9,249,859	$125,630,172		$10,912,547	$20,700,172
Options:
Average number of option contracts purchased	—	—	4,825		—	—
Average number of option contracts written	—	—	(3,250)		—	—
Average notional amount of option contracts purchased	—	—	$4,825,000		—	—
Average notional amount of option contracts written	—	—	$(3,250,000)		—	—
[3]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform.

With exchange-traded purchased options and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

ANNUAL REPORT	JULY 31, 2014	61

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets, except for BTT, which is based on average daily net assets, at the following annual rates:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Investment advisory fee	0.58%	0.50%	0.60%	0.40%	0.60%	0.60%

Average weekly net assets are the average weekly value of each Trust’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014, the amounts waived were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Amounts waived	$2,380	$1,183	$917	$183,965	$4,042	$2,840

Effective June 9, 2014, BTT implemented a 0.05% voluntary waiver of its investment advisory fees.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to BFZ, BFO, BBF, BNJ and BNY and BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to BTT pursuant to sub-advisory agreements with the Manager, and received for their services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Trust to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM, with respect to each Trust, expired and the sub-advisory agreement with BIM was terminated.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for were as follows:

	BFZ	BBF
Purchases	$1,567,211	—
Sales	—	$1,404,681

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014 were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Purchases	$195,758,434	$696,855	$34,015,177	$149,698,955	$40,480,529	$75,279,614
Sales	$243,128,015	$16,906,200	$37,691,926	$214,847,666	$37,090,825	$75,610,115
62	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations for BFZ, BFO, BBF, BNJ and BNY U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statute of limitations for BTT’s U.S. federal tax returns remain open for the period ended July 31, 2013 and the year ended July 31, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to the expiration of capital loss carryforwards, amortization methods on fixed income securities, distributions received from a regulated investment company, the reclassification of distributions, non-deductible expenses, and the retention of tax-exempt income were reclassified to the following accounts:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Paid-in capital	$(653,593)	$238,053	$(26,292)	$(49,527)	$(49,839)	$(58,866)
Undistributed (distributions in excess of) net investment income	$46,900	$(236,214)	$24,425	$(38,965)	$48,622	$56,019
Accumulated net realized loss	$606,693	$(1,839)	$1,867	$88,492	$1,217	$2,847

The tax character of distributions paid was as follows:

		BFZ	BFO	BBF	BTT	BNJ	BNY
Tax-exempt income[1]	7/31/14	$31,357,063	$3,425,924	$5,875,954	$81,946,044	$7,526,454	$11,694,539
	7/31/13	$31,649,406	$4,314,224	$5,909,789	$64,323,779	$7,879,321	$12,286,661
Ordinary income[2]	7/31/14	2,488	—	—	—	—	—
	7/31/13	—	1,844	305	4,482	5,655	6,287
Tax return of capital	7/31/14	—	—	—	1,726,833	—	—
	7/31/13	—	—	—	7,606,056	—	—
Total	7/31/14	$31,359,551	$3,425,924	$5,875,954	$83,672,877	$7,526,454	$11,694,539
	7/31/13	$31,649,406	$4,316,068	$5,910,094	$71,934,317	$7,884,976	$12,292,948
[1]	The Trusts designate these amounts paid during the fiscal year ended July 31, 2014, as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of July 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Undistributed tax-exempt Income	$3,352,283	$2,361,172	$368,670	—	$1,341,826	$2,950,539
Undistributed ordinary income	—	—	—	—	103,908	2,041
Capital loss carryforwards	(17,328,812)	(751,184)	(10,053,284)	$(65,058,716)	(1,846,784)	(10,793,148)
Net unrealized gains (losses)[3]	71,936,651	3,750,567	15,988,165	(46,465,469)	11,422,962	14,636,812
Qualified late-year loss[4]	—	(8,628)	(186,759)	(9,399,096)	(261,020)	(389,121)
Total	$57,960,122	$5,351,927	$6,116,792	$(120,923,281)	$10,760,892	$6,407,123
[3]	The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, treatment of residual interests in TOB trusts, the deferral of compensation to Trustees and the realization for tax purposes of unrealized gains/losses on certain futures contracts.
[4]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.
ANNUAL REPORT	JULY 31, 2014	63

Notes to Financial Statements (continued)

As of July 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BBF	BTT	BNJ	BNY
2015	$465,742	—	—	—	—	—
2016	186,028	—	—	—	—	—
2017	3,782,470	$394,297	—	—	—	$2,408,109
2018	12,894,572	62,100	$6,208,886	—	$842,367	1,480,575
2019	—	—	651,464	—	27,464	1,982,931
No expiration date[1]	—	294,787	3,192,934	$65,058,716	976,953	4,921,533
Total	$17,328,812	$751,184	$10,053,284	$65,058,716	$1,846,784	$10,793,148
[1]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2014, BFZ utilized $1,110,909 of its capital loss carryforward.

As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY

Tax cost	$600,496,749	$81,748,180	$117,705,021	$2,319,554,126	$166,089,479	$266,523,051
Gross unrealized appreciation	$72,399,309	$5,189,548	$16,551,253	$18,274,611	$13,512,335	$17,702,983
Gross unrealized depreciation	(393,713)	(1,385,117)	(546,087)	(59,099,634)	(2,069,582)	(2,949,196)
Net unrealized appreciation(depreciation)	$72,005,596	$3,804,431	$16,005,166	$(40,825,023)	$11,442,753	$14,753,787

8. Concentration, Market, and Credit Risk:

BFZ, BFO, BNJ, and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trust.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2014, BFZ invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. BNY invested a significant portion of its assets in securities in the County/City/Special District/School District sector. BFO and BBF invested a significant portion of their assets in securities in the County/City/Special District/School District and Transportation sectors. BTT and BNJ invested a significant portion of their assets in securities in the Transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

64	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trust. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. Each Trust’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

At July 31, 2014, Common Shares of BTT owned by affiliates of the Manager were 5,571 shares.

Upon commencement of operations, organization costs associated with the establishment of BTT were expensed by BTT. Offering costs incurred in connection with BTT’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $2,612,000.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended	BFZ	BBF	BNJ	BNY
July 31, 2014	—	—	—	—
July 31, 2013	36,393	3,273	17,491	36,314

Shares issued and outstanding remained constant for BFO for years ended July 31, 2014 and July 31, 2013.

For BTT, shares issued and outstanding for the period August 30, 2012 to July 31, 2013, increased by 62,000,000 from the initial public offering and 8,500,000 from the underwriter’s exercising its over-allotment option.

Preferred Shares

The Trusts’ Preferred Shares rank prior to the Trusts’ Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of the Trusts. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed

ANNUAL REPORT	JULY 31, 2014	65

Notes to Financial Statements (continued)

remarketing. BBF is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BBF is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41

BBF entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BBF and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BBF entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a two year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of BBF’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BBF is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BBF must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2014, the short-term ratings of the liquidity provider and the VRDP Shares for BFF were P-1, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

66	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BBF’s VRDP Shares that were tendered for remarketing during the year ended July 31, 2014 were successfully remarketed, with an annualized dividend rate of 0.16%.

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	4/01/15
BNJ	3/22/12	591	$59,100,000	4/01/15
BNY	3/22/12	945	$94,500,000	4/01/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended July 31, 2014 were as follows:

	BFZ	BNJ	BNY
Rate	1.06%	1.06%	1.06%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2014.

ANNUAL REPORT	JULY 31, 2014	67

Notes to Financial Statements (continued)

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation value per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act.

The RVMTP Shares outstanding as of year ended July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BTT	1/10/2013	50	$250,000,000	12/31/2030
	1/30/2013	50	$250,000,000	12/31/2030
	2/20/2013	50	$250,000,000	12/31/2030

BTT is required to redeem its RVMTP Shares on the term date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30-days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder. Amendments to the RVMTP governing document generally require the consent of the holders of RVMTP Shares.

Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA. The initial fixed rate spread was agreed upon by the Purchaser and BTT on the initial date of issuance for the Series W-7 RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement between BTT and all of the holders of the RVMTP Shares. In the event all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing will occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread being set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%. In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance, the RVMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

There were no RVMTP Shares that were tendered for remarketing during the year ended July 31, 2014

The average annualized dividend rate for the BTT RVMTP Shares for the year ended July 31, 2014 was 0.71%.

For financial reporting purposes, the RVMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the RVMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

RVMTP Shares issued and outstanding remained constant for the year ended July 31, 2014.

Offering Costs: The Income Trusts incurred costs in connection with the issuance of VRDP Shares, VMTP Shares and/or RVMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and

68	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

will be amortized over the 3-year life of the VMTP Shares. For RVMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 18-year life of the RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS are redeemable at the option of BFO, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BFO, as set forth in BFO’S Statement of Preferences (the “Governing Instrument”), are not satisfied.

From time to time in the future, BFO may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by BFO and seller. BFO also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BFO intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

In order to provide additional flexibility for BFO to potentially continue to conduct partial redemptions of AMPS, an amendment to BFO’s AMPS Statement of Preferences was made. The amendment eliminates a requirement that precluded partial redemptions of AMPS once the number of AMPS outstanding for a particular series fell below 300 shares. The removal of this requirement is in the best interest of BFO and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of AMPS in advance of BFO’s maturity, if such redemption is otherwise determined to be consistent with the best interest of the BFO and its shareholders.

The AMPS outstanding as of year ended July 31, 2014 were as follows:

	Series	AMPS	Effective Yield	Rate Frequency Days	Moody’s Rating
BFO	F-7	25	0.12%	7	Aa2

Dividends on seven-day AMPS are cumulative at a rate, which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BFO is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of AMPS prior to November 1, 2012 was the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The Kenny S&P 30-day High Grade Index was discontinued as of November 1, 2012. For purposes of calculating the maximum applicable rate, the Kenny S&P 30-day High Grade Index was replaced with the S&P Municipal Bond 7-Day High Grade Rate Index as of November 1, 2012. The low, high and average dividend rates on the AMPS for BFO for the year ended July 31, 2014 were as follows:

	Series	Low	High	Average
BFO	F-7	0.07%	0.23%	0.11%

Since February 13, 2008, the AMPS of the BFO failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.07% to 1.94% for the year ended July 31, 2014. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trust’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BFO paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

ANNUAL REPORT	JULY 31, 2014	69

Notes to Financial Statements (concluded)

During the year ended July 31, 2014, BFO announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFO	F-7	9/09/13	80	$2,000,000
	F-7	10/28/13	384	$9,600,000
	F-7	12/02/13	110	$2,750,000
	F-7	1/06/14	65	$1,625,000
	F-7	4/08/14	30	$750,000
	F-7	6/09/14	70	$1,750,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on September 2, 2014 to Common Shareholders of record on August 15, 2014:

Common Dividend Per Share
BFZ	$0.072200
BFO	$0.034700
BBF	$0.072375
BTT	$0.080000
BNJ	$0.075100
BNY	$0.069000

Additionally, the Trusts declared a net investment income dividend on September 2, 2014 payable to Common Shareholders of record on September 15, 2014, for the same amounts noted above.

The dividends declared on Preferred Shares for the period August 1, 2014 to August 31, 2014 were as follows:

	Preferred Shares	Series	Dividends Declared
BFZ	VMTP Shares	W-7	$153,044
BFO	AMPS	F-7	$55
BBF	VRDP Shares	W-7	$4,123
BTT	RVMTP Shares	W-7	$447,123
BNJ	VMTP Shares	W-7	$52,801
BNY	VMTP Shares	W-7	$84,429
70	ANNUAL REPORT	JULY 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
BlackRock California Municipal Income Trust,
BlackRock Florida Municipal 2020 Term Trust,
BlackRock Municipal Income Investment Trust,
BlackRock New Jersey Municipal Income Trust,
BlackRock New York Municipal Income Trust, and
BlackRock Municipal Target Term Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, and BlackRock Municipal Target Term Trust (each a “Trust”) as of July 31, 2014, and the related statements of operations and the statements of cash flows for the year then ended, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Florida Municipal 2020 Term Trust (collectively with each Trust, the “Trusts”) as of July 31, 2014, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, and BlackRock Municipal Target Term Trust as of July 31, 2014, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 24, 2014

ANNUAL REPORT	JULY 31, 2014	71

Disclosure of Investment Advisory Agreements

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock Municipal Target Term Trust (“BTT”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock New York Municipal Income Trust (“BNY” and together with BFZ, BFO, BBF, BTT and BNJ, each a “Trust,” and, collectively, the “Trusts”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. At the June Meeting, it was noted that (i) the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and each Trust (except BTT) would expire effective July 1, 2014, and (ii) the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and BTT would be terminated effective July 1, 2014. It was also noted that the non-renewal or termination of each Trust’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Trust, or in the portfolio management team that serves such Trust. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trusts and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Trusts by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trusts’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Trusts; services provided to the Trusts by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Trust considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each of BFZ, BBF, BNJ and BNY has redeemed 100% of its outstanding AMPS and BFO has redeemed 98.7% of its outstanding AMPS.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Trusts as compared with a peer group of funds as determined by Lipper1 and, where

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

applicable, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Trust to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Trust for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) the Trusts’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trusts; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trusts and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Trusts’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Trusts. BlackRock and its affiliates provide the Trusts with certain services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In particular, BlackRock and its affiliates provide the Trusts with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Trust as compared to other funds in that Trust’s applicable Lipper category and, where applicable, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

The Board of BFZ noted that for the one-, three- and five-year periods reported, BFZ ranked in the second, third and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

ANNUAL REPORT	JULY 31, 2014	73

Disclosure of Investment Advisory Agreements (continued)

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BFZ in that it measures a blend of total return and yield. The Board of BFZ and BlackRock reviewed and discussed the reasons for the Trust’s underperformance during the three-year period and noted that they will monitor the Trust’s performance.

The Board of BFO noted that for the one-, three- and five-year periods reported, BFO ranked in the first, third and third quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for BFO in that it measures a blend of total return and yield. The Board of BFO also noted the Trust’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Trust’s underperformance during the three- and five-year periods. BFO’s Board was informed that, among other things, the Trust has a targeted maturity, and as such is managed to achieve the specific maturity goal.

The Board of BBF noted that for the one-, three- and five-year periods reported, BBF ranked in the fourth, third and third quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BBF in that it measures a blend of total return and yield. The Board of BBF and BlackRock reviewed and discussed the reasons for the Trust’s underperformance during these periods. BBF’s Board was informed that, among other things, underperformance is attributed to the Trust’s below market distribution yield for these periods. The continued challenge going forward for the Trust is seeking ways to increase its yield component. One disadvantage BBF has versus its Customized Lipper Peer Group Composite is that its investment policies do not allow it to purchase securities that are subject to the alternative minimum tax (AMT), which provides peer funds with additional yield.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Trust’s performance and BlackRock’s commitment to providing the resources necessary to assist the Trust’s portfolio managers in seeking to improve the Trust’s performance.

The Board of BTT noted that for each of the one-year and since-inception periods reported, BTT ranked in the fourth quartile against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for BTT in that it measures a blend of total return and yield. The Board of BTT and BlackRock reviewed and discussed the reasons for the Trust’s underperformance during these periods. BTT’s Board was informed that, among other things, given the Trust’s scheduled termination date and its investment objectives, the Trust’s holdings are structured to mature around the 15-20 year part of the yield curve. The absence of a laddered maturity structure and seasoned call structure results in a higher duration than a typical perpetual municipal closed-end fund. As a result of BTT’s higher relative duration and exposure to the weakest performing part of the curve, BTT underperformed its performance composite in the one-year and since-inception periods.

The Board of BNJ noted that for each of the one-, three- and five-year periods reported, BNJ ranked in the first quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BNJ in that it measures a blend of total return and yield.

The Board of BNY noted that for the one-, three- and five-year periods reported, BNY ranked in the fourth, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BNY in that it measures a blend of total return and yield. The Board of BNY and BlackRock reviewed and discussed the reasons for the Trust’s underperformance during the one-year period and noted that they will monitor the Trust’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Trust’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Boards also considered whether BlackRock has the financial resources

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Disclosure of Investment Advisory Agreements (concluded)

necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Trusts in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of BFZ noted that BFZ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Trust’s Expense Peers.

The Board of each of BFO and BTT noted that its respective Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Trust’s Expense Peers. After discussion between BTT’s Board, including the independent Board Members, and BlackRock, BTT’s Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver, which will result in saving to shareholders, became effective on June 9, 2014.

The Board of each BBF and BNJ noted that its respective Trust’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Trust’s Expense Peers. BBF’s Board determined that BBF’s total expense ratio was appropriate in light of the median total expense ratio paid by the Trust’s Expense Peers.

The Board of BNY noted that BNY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Trust’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trusts, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that their Trust’s fees and expenses are too high or if they are dissatisfied with the performance of their Trust.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of refinancing of auction rate preferred securities, with the exception of BFO; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Trust for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Trusts and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, BNJ and BNY declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BFO and BTT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market or on BFO’s or BTT’s primary exchange (“open-market purchases”). BFO and BTT will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

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Officers and Trustees
Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
ANNUAL REPORT	JULY 31, 2014	77

Officers and Trustees (continued)
Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None
[1] The address of each Officer and Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2] Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2013, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[5] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding a good cause thereof.

78	ANNUAL REPORT	JULY 31, 2014

Officers and Trustees (concluded)
Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer and Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Boards.
Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021 AMPS Auction Agent The Bank of New York Mellon New York, NY 10289	VRDP Tender and Paying
Agent, RVMTP Tender and
Paying Agent and
VMTP Redemption
and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Provider
Barclays Bank PLC
New York, NY 10019	VRDP Remarketing Agent
Barclays Capital, Inc.
New York, NY 10019

Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02110

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
ANNUAL REPORT	JULY 31, 2014	79

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	28,232,816	448,027	0	28,247,742	433,101	0	28,199,719	481,124	0
BFO	5,077,492	108,690	0	5,077,993	108,189	0	5,074,523	111,659	0
BBF	5,641,161	96,039	0	5,641,161	96,039	0	5,604,134	133,066	0
BTT	65,456,644	1,297,792	0	65,294,971	1,459,465	0	65,278,394	1,476,042	0
BNJ	6,286,520	268,462	0	6,274,327	280,655	0	6,280,588	274,394	0
BNY	11,002,524	608,273	0	10,988,857	621,939	0	11,317,080	293,717	0
	W. Carl Kester[1]
	Votes For	Votes Withheld	Abstain
BFZ	1,713	0	0
BFO	67	2	0
BBF	342	0	0
BTT	150	0	0
BNJ	591	0	0
BNY	945	0	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

[1]	Voted on by holders of preferred shares only.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

80	ANNUAL REPORT	JULY 31, 2014

Additional Information (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

ANNUAL REPORT	JULY 31, 2014	81

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notice

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

July 31, 2014
	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BTT	$1.111250	—	—	$1.111250	100%	0%	0%	100%

Shelf Offering Program

From time-to-time, each Trust (except for BFO and BTT) may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Trusts have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

82	ANNUAL REPORT	JULY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2014	83

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/14-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Target Term Trust	$31,700	$31,000	$0	$3,000	$13,100	$13,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,
3

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Target Term Trust	$13,100	$13,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

4

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2014.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Phillip Soccio, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and Soccio have been members of the registrant’s portfolio management team since 2012.
Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of MLIM from 1999 to 2006.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

(a)(2)	As of July 31, 2014:
5

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	64	0	0	0	0	0
	$24.76 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	12	0	0	0	0	0
	$6.52 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	11	0	0	0	0	0
	$2.16 Billion	$0	$0	$0	$0	$0
(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock,Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving

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preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2014:

Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of July 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for

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the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2014.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	$10,001 - $50,000
Michael Kalinoski, CFA	$1 - $10,000
Phillip Soccio, CFA	$1 - $10,000

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(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Target Term Trust

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Target Term Trust

Date: October 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Target Term Trust

Date: October 1, 2014

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Municipal Target Term Trust

Date: October 1, 2014

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